Securities Act Registration No.333-[            ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

Unified Series Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices) (Zip Code)

(513) 587-3400

(Registrant’s Telephone Number, including Area Code)

Elisabeth Dahl

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With Copy To:

Donald S. Mendelsohn, Esq.

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

(513) 352-6546

Title of securities being registered: Institutional Class and Service Class shares of a series of the Registrant – Silk Invest New Horizons Frontier Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on February 26, 2018 pursuant to Rule 488.

The information in these proxy materials, prospectus and statement of additional information is not complete and may be changed. We may not sell the securities of the New Fund until the registration statement filed with the Securities and Exchange Commission is effective. These materials are not an offer to sell securities and are not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

Preliminary Proxy, Prospectus and Statement of Additional Information Dated January 26, 2018

Subject to Completion

FRONTIER FUNDS, INC.

400 Skokie Boulevard, Suite 500

Northbrook, IL 60062

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

[February 26], 2018

Dear Shareholder:

I am writing to inform you of an upcoming special meeting of the Frontier Silk Invest New Horizons Fund (the “Existing Fund”), a series of Frontier Funds, Inc. (the “Company”). The Existing Fund proposes to reorganize into the Silk Invest New Horizons Frontier Fund (the “New Fund”) a new series of Unified Series Trust (“UST”). Silk Invest Limited (“SIL”), the investment subadviser of the Existing Fund, has agreed to serve as investment adviser to the New Fund, subject to the approval of the UST Board of Trustees. The New Fund and the Existing Fund have the same investment objective and principal investment strategies, and substantially similar risks and fundamental investment policies. Further, it is expected that the New Fund will be managed by Olufunmilayo Akinluti and Zin El Abidin Bekkali, the portfolio managers that have managed the Existing Fund since its inception. Frontegra Asset Management, Inc. (“Frontegra”), the investment adviser of the Existing Fund, will not serve as the investment adviser to the New Fund following the reorganization.

The special meeting will be held on [March 29], 2018, at Frontegra’s offices, 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062 at 10:30 a.m. local time. The purpose of the special meeting is to consider and approve an agreement and plan of reorganization that provides for the reorganization of the Existing Fund into the New Fund.

Following careful analysis and consideration, the Board of Directors of the Company has approved the reorganization after concluding that the implementation of the reorganization is in the best interests of the Existing Fund and its shareholders.

Upon the closing of the reorganization, all of the assets and liabilities of the Existing Fund will be transferred to the New Fund in exchange for shares of the corresponding class of the New Fund, as shown below, which shares will then be distributed pro rata to the Existing Fund’s shareholders.

Existing Fund	g into g	New Fund
Service Class	g into g	Service Class
Institutional Class	g into g	Institutional Class

It is expected that the reorganization will be treated as a tax-free reorganization for federal income tax purposes. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the reorganization.

The Board of Directors of the Company has approved the reorganization and recommends that you vote “FOR” the reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than [March 29], 2018.

You may cast your vote by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage prepaid return envelope provided. In addition to voting by mail, you may also vote by telephone as follows:

TO VOTE BY TELEPHONE:

1) Read the Proxy Statement and have the enclosed proxy card at hand

2) Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone using the control number that appears on the enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, please call Okapi Partners, the Fund’s proxy tabulator, toll-free at 1-855-305-0856. To vote your shares, please call the telephone number listed on the proxy card. Thank you for your continued support.

Sincerely,

/s/

William D. Forsyth III

President, Frontier Funds, Inc.

FRONTIER FUNDS, INC.

400 Skokie Boulevard, Suite 500

Northbrook, IL 60062

NOTICE OF MEETING OF SHAREHOLDERS

TO BE HELD ON [March 29], 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 10:00 A.M., LOCAL TIME, ON [MARCH 29, 2018]. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/SILKINVEST OR BY CALLING THE FUND, TOLL-FREE IN THE U.S., AT 1-855-305-0856

To Shareholders of Frontier Silk Invest New Horizons Fund:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Frontier Silk Invest New Horizons Fund (the “Existing Fund”), a series of Frontier Funds, Inc., an open-end investment management company established under Maryland law as a Maryland corporation (the “Company”), will be held at 10:30 a.m. local time on [March 29], 2018, at the offices of Frontegra Asset Management, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062, to consider and vote on the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization (the “Plan’) between the Existing Fund and Silk Invest New Horizons Frontier Fund (the “New Fund”), a new series of Unified Series Trust (“UST”), an open-end management investment company organized as an Ohio business trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for Service Class and Institutional Class shares of the New Fund, as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

The proposed Reorganization is described in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

Shareholders of record of the Existing Fund as of the close of business on February 15, 2018, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Directors of the Company has approved the proposal and recommends that you vote “FOR” the proposal.

By order of the Board of Directors,

/s/

William D. Forsyth III

President and Secretary, Frontier Funds, Inc.

[February 26], 2018

YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE TOLL-FREE TELEPHONE NUMBER OR WEBSITE THAT APPEAR ON THE PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

FRONTIER FUNDS, INC.

400 Skokie Boulevard, Suite 500

Northbrook, IL 60062

QUESTIONS AND ANSWERS

Dated: [February 26], 2018

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 1-855-305-0856 with any questions about the Reorganization or the Combined Proxy Statement and Prospectus generally or to obtain a copy of the Existing Fund’s prospectus and statement of additional information.

1.	What is this document and why did we send it to you?

The attached document is a proxy statement for the Frontier Silk Invest New Horizons Fund (the “Existing Fund”), a series of Frontier Funds, Inc., an open-end investment management company established under Maryland law as a Maryland corporation (the “Company”), and a prospectus for shares of the Silk Invest New Horizons Frontier Fund (the “New Fund”), a newly created series of Unified Series Trust, an open-end management company organized as an Ohio business trust (“UST”). The purpose of this Combined Proxy Statement and Prospectus is to solicit votes from shareholders of the Existing Fund to approve the Agreement and Plan of Reorganization (the “Plan”) between the Company, on behalf of the Existing Fund, and UST, on behalf of the New Fund, pursuant to which the Existing Fund will be reorganized with and into the New Fund and the transactions it contemplates (the “Reorganization”).

Frontegra Asset Management, Inc. (“Frontegra”), investment adviser of the Existing Fund, and Silk Invest Limited (“SIL”), the investment subadviser of the Existing Fund, have mutually agreed to terminate the subadvisory agreement (the “Subadvisory Agreement”) between Frontegra and SIL with respect to the Existing Fund effective April 30, 2018. The Board of Directors of the Company (the “Existing Fund Board”) considered possible alternatives in connection with the termination of the Subadvisory Agreement, including the reorganization of the Existing Fund into another mutual fund platform. On December 5, 2017, the Existing Fund Board approved the Plan pursuant to which the Existing Fund will be reorganized into the New Fund, subject to approval of the shareholders of the Existing Fund. The New Fund and the Existing Fund have the same investment objective and principal investment strategies, and substantially similar risks and fundamental investment policies. SIL will serve as investment adviser to the New Fund following the Reorganization, providing continuity of portfolio management. Further, it is expected that the New Fund will be managed by Olufunmilayo Akinluyi, the lead portfolio manager of the Existing Fund since its inception in 2016, and Zin El Abidin Bekkali, portfolio manager of the Existing Fund since its inception in 2016. Please refer to the enclosed Combined Proxy Statement and Prospectus for a description of the qualifications and business experience of the portfolio management team.

Shareholder approval is needed to proceed with the Reorganization, and a special meeting of shareholders of the Existing Fund will be held on [March 29], 2018 to consider whether to approve the Reorganization.

2.	What is the purpose of the Reorganization?

The proposed Reorganization would enable SIL to serve as the sole investment adviser with respect to the assets that you have invested in the Existing Fund, by transferring such assets to the New Fund in exchange for Institutional and Service Class shares of the New Fund (the “New Fund Shares”), as applicable.

3.	Has the Board of Directors of the Company (the “Existing Fund Board”) approved the Reorganization?

Yes. The Existing Fund Board has approved the Reorganization and has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund.

4.	Are the Funds’ investment objectives and strategies different?

No. The New Fund and Existing Fund both have the same investment objective of capital appreciation. The investment strategies of the New Fund will be the same as those of the Existing Fund.

5.	How will the Reorganization affect me as a shareholder?

If you are a shareholder of the Existing Fund on the closing date, you will become a shareholder of the New Fund as a result of the Reorganization. The New Fund Shares that you receive in exchange for shares of the Existing Fund immediately following the Reorganization will be equal in value to the shares of the Existing Fund you held as of the closing date of the Reorganization. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders for U.S. federal income tax purposes.

SIL will serve as investment adviser to the New Fund, and it is expected that the New Fund will be managed by Olufunmilayo Akinluyi and Zin El Abidin Bekkali, the portfolio managers who have managed the Existing Fund since its inception in 2016. The New Fund’s investment objective and principal investment strategies are the same as those of the Existing Fund. The New Fund’s Board of Trustees (the “New Fund Board”), officers, legal counsel, and chief compliance officer will be different from those of the Existing Fund. For information on the New Fund Board and officers please see the New Fund’s Statement of Additional Information (“SAI”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on [February 26], 2018.

The New Fund’s service providers are listed below. U.S. Bank N.A., the custodian for the Existing Fund, and Cohen & Company, Ltd., the independent registered public accounting firm of the Existing Fund, will act in the same capacities as service providers for the New Fund.

Service Providers	Existing Fund	New Fund

Legal Counsel	Godfrey & Kahn, S.C.	Thompson Hine LLP

Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC

Transfer Agent	U.S. Bank, N.A.	Ultimus Fund Solutions, LLC

Principal Underwriter/Distributor	Frontegra Strategies, LLC	Ultimus Fund Distributors, LLC

In addition, the New Fund will operate under the supervision of a board of trustees that is different from the board of directors of the Existing Fund.

6.	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Fund?

The New Fund will have a lower investment management fee rate than the Existing Fund, and the total expense ratio of the New Fund is expected to be lower than the total expense ratio of the Existing Fund.

SIL has agreed to enter into a contractual expense limitation agreement with the New Fund through October 31, 2019, that has similar terms as the Existing Fund’s current expense limitation agreement, but with a lower expense limit than the Existing Fund.

Existing Fund Expense Limitation Agreement. Frontegra has contractually agreed to waive its management fee and/or reimburse the Existing Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) to not exceed 1.85% and 2.00% of the Existing Fund’s average daily net assets attributed to Institutional Class and Service Class shares, respectively. Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation described above and in place at the time of recoupment. The expense cap agreement will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal. This agreement may be terminated only by, or with the consent of, the Existing Fund Board.

New Fund Expense Limitation Agreement. [SIL has agreed to contractually waive its management fee and/or reimburse expenses so that total annual New Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% and 1.89% of the New Fund’s average daily net assets attributed to Institutional Class and Service Class shares, respectively, through October 31, 2019. This expense cap may not be terminated prior to this date except by the New Fund Board. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement.]

The fees and expenses of the Existing Fund and the New Fund are described further in the “Comparison Fee Tables and Examples” section of this Proxy Statement/Prospectus.

7.	How will the Reorganization work?

Pursuant to the Plan, the Existing Fund will transfer all of its assets to the New Fund in exchange for New Fund Shares and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the New Fund Shares to shareholders of the corresponding class in proportion to their holdings of such shares in the Existing Fund, and the Existing Fund will be liquidated and terminated as a series of the Company. On the closing date (or as soon thereafter as practicable), holders of the Existing Fund’s shares will receive shares of the New Fund with the same aggregate value as their Existing Fund shares held immediately prior to the Reorganization.

8.	Will the Reorganization result in any U.S. federal tax liability to me?

The Reorganization is expected to be tax free for U.S. federal income tax purposes to the Existing Fund and its shareholders. Please refer to the enclosed Combined Proxy Statement and Prospectus for a detailed explanation of the Reorganization.

9.	What will happen if the Reorganization is not approved?

If the shareholders of the Existing Fund do not approve the Reorganization, then the Subadvisory Agreement will terminate as of April 30, 2018, and the Existing Fund Board will consider other possible alternatives for the Existing Fund, which may include the liquidation of the Existing Fund.

10.	Why do I need to vote?

Your vote is important and is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the Existing Fund may not receive enough votes to go forward with the special meeting. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate and vote as soon as possible to avoid any delay in the proposed Reorganization. If necessary, we may ask Existing Fund shareholders to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Reorganization.

11.	How do the Directors recommend that I vote?

After careful consideration, the Existing Fund Board approved the Reorganization and recommends that you vote “FOR” the proposal.

12.	Who is paying for expenses related to the Reorganization?

SIL has agreed to pay all of the expenses related to the Reorganization with the exception of certain costs Frontegra and Ultimus Fund Solutions, LLC, the New Fund’s administrator, have agreed to pay. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy tabulation expenses and other expenses of holding the special meeting.

13.	How do I vote?

You can vote in one of the following three ways:

1. Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;

2. Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions; or

3. Attend the shareholder meeting in person

Whether or not you plan to attend the special meeting, your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Existing Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person.

14.	What if I have questions?

If you have any questions regarding the proposed Reorganization or how to vote your shares, please call the Existing Fund’s proxy tabulator, Okapi Partners, toll-free at 1-855-305-0856.

COMBINED PROXY STATEMENT AND PROSPECTUS

[February 26], 2018

FOR THE REORGANIZATION OF

FRONTIER SILK INVEST NEW HORIZONS FUND,

a series of

FRONTIER FUNDS, INC.

400 Skokie Boulevard, Suite 500

Northbrook, IL 60062

1-888-825-2100

INTO

SILK INVEST NEW HORIZONS FRONTIER FUND,

a series of

UNIFIED SERIES TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

[1-800-797-9745]

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of Frontier Funds, Inc. (the “Company”), an open-end investment management company established under Maryland law as a Maryland corporation, on behalf of the Frontier Silk Invest New Horizons Fund (the “Existing Fund”), in connection with a special meeting of shareholders of the Existing Fund (the “Meeting”) to be held at 10:30 a.m. local time on [March 29], 2018, at the offices of Frontegra Asset Management, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062. At the Meeting, shareholders of the Existing Fund will be asked to consider the following proposal, and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

Proposal:	To approve an Agreement and Plan of Reorganization (the “Plan”) between the Existing Fund and the Silk Invest New Horizons Frontier Fund (the “New Fund”), a new series of Unified Series Trust (“UST”), an open-end management investment company organized as an Ohio business trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Existing Fund by the New Fund in exchange for Service Class and Institutional Class shares of the New Fund, as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund (the “Reorganization”).

A copy of the Plan is attached hereto as Appendix A.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Combined Proxy Statement and Prospectus, which means that they are legally considered to be a part of this Combined Proxy Statement and Prospectus:

•	the Prospectus, as supplemented December 18, 2017, and Statement of Additional Information (“SAI”) of the Existing Fund, dated October 31, 2017 are incorporated by reference to Post-Effective Amendment No. 107 to the Existing Fund’s Registration Statement on Form N-1A (File Nos. 333-07305 and 811-07685), filed with the SEC on October 30, 2017 (the “Existing Fund’s Prospectus and SAI”) and 497 filing with the SEC on December 18, 2017;

•	the report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund are incorporated by reference to the Annual Report to Shareholders of the Existing Fund for its fiscal year ended June 30, 2017, filed on Form N-CSR (File No. 811-07685) with the SEC on August 28, 2017 (the “Existing Fund’s Annual Report”).

In addition, the New Fund’s prospectus and the Existing Fund’s prospectus accompanies this Combined Proxy Statement and Prospectus.

Copies of the Existing Fund’s Prospectus and SAI and the Existing Fund’s Annual Report are available upon request and without charge by writing to Frontier Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (Express Mail Address: Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207), or by calling 1-888-825-2100. Free copies of these Existing Fund documents are also available on the Company’s website at www.frontiermutualfunds.com. Because the New Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to Shareholders is available. Once available, copies of these documents will be provided upon request and without charge by writing to Silk Invest New Horizons Frontier Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-800-797-9745.

The Existing Fund’s Prospectus and the Existing Fund’s Annual Report have been previously delivered to shareholders of the Existing Fund. The principal offices of the Company and UST are identified above. This Combined Proxy Statement and Prospectus will be first sent to shareholders on or about [February 26], 2018.

This Combined Proxy Statement and Prospectus includes information about the New Fund that you should know before considering the Plan and resulting Reorganization, and it should be retained for future reference. Additional information contained in the SAI of the New Fund relating to this Combined Proxy Statement and Prospectus, as required by the SEC, is on file with the SEC (the “Reorganization SAI”). The Reorganization SAI is available without charge, upon request by calling the toll-free number set forth above for the New Fund or by writing to the New Fund at the address set forth above, and is incorporated herein by reference. The New Fund’s Prospectus and SAI, dated [February 26], 2018 (File No. 811-21237), filed with the SEC on [February 26], 2018, are incorporated by reference into this Combined Proxy Statement and Prospectus.

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this Combined Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this Combined Proxy Statement and Prospectus, including the documents incorporated by reference, as well as in the Agreement and Plan of Reorganization (the “Plan”), and the transactions contemplated in the Plan, collectively the “Reorganization”). This synopsis is qualified by reference to the more complete information contained herein as well as in the Prospectus and Statement of Additional Information of Frontier Silk Invest New Horizons Fund (the “Existing Fund”), a series of Frontier Funds, Inc. (the “Company”), dated as of October 31, 2017, and as supplemented to date, which includes information about the Existing Fund, and in the Plan attached hereto as Appendix A. Shareholders of the Existing Fund should read this entire Combined Proxy Statement and Prospectus carefully.

B.	Background to the Reorganization and Board Deliberations

Background to the Reorganization.

The primary purpose of the Reorganization is to restructure the New Fund as a series of Unified Series Trust (“UST” or the “Trust”) with SIL as the sole investment adviser. Currently, the Existing Fund is managed pursuant to an adviser-subadviser structure with Frontegra as investment adviser and SIL as subadviser. On October 18, 2017, Frontegra and SIL entered into a termination agreement pursuant to which the parties agreed to terminate the existing subadvisory agreement between Frontegra and SIL on behalf of the Existing Fund (the “Termination Agreement”). Pursuant to the Termination Agreement, SIL and Frontegra agreed to bear the costs of a reorganization of the Existing Fund into a new mutual fund platform, should a reorganization be approved by the respective boards and shareholders of the Existing Fund, and SIL agreed to reimburse Frontegra for certain costs incurred by Frontegra in connection with the organization of the Existing Fund. The effective date of the Termination Agreement was February 28, 2018, which was subsequently extended to April 30, 2018, to provide sufficient time to solicit shareholder approval of the Reorganization.

Board Deliberations.

In October 2017, the Board of Directors of the Company (the “Existing Fund Board”) reviewed a proposal from SIL regarding the potential reorganization of the Existing Fund into a newly-created series of UST, as well as the proposed Termination Agreement. The Existing Fund Board directed Frontegra to conduct due diligence on the New Fund, UST and Ultimus Fund Solutions, LLC (“Ultimus”) in connection with a potential reorganization, noting that given the pending termination of the subadvisory agreement, a reorganization may be in the best interest of Existing Fund shareholders who wish to continue to invest in a frontier markets fund managed by SIL. The Existing Fund Board also accepted the parties’ decision to terminate the subadvisory agreement in accordance with its terms, noting that the Directors would consider the reorganization and other alternatives for the Existing Fund at its next regular meeting.

The Existing Fund Board considered the Reorganization at a meeting held on December 5, 2017, and the Existing Fund Board, including a majority of the Directors who are not “interested persons” of the Company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved the Reorganization. In approving the Reorganization, the Existing Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Existing Fund and its shareholders; and (ii) the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

At the December 5, 2017 meeting at which the Reorganization was considered, the Existing Fund Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, including a memorandum from Frontegra providing information about the potential reorganization and how the transaction is expected to benefit Fund shareholders; a memorandum prepared by legal counsel regarding the Existing Fund Board’s responsibilities in approving the Reorganization; the proposed investment advisory agreement between UST and SIL with respect to the New Fund; a presentation regarding the Reorganization by representatives of SIL and Ultimus; and due diligence information provided by SIL, UST and Ultimus in response to a request prepared on behalf of the Existing Fund Board. The Board also considered information from SIL about how it had selected Ultimus as a potential administrator to the reorganized Fund and SIL’s belief that the New Fund would benefit from a structure in which it serves as sole investment adviser. The Board also considered information about Ultimus’ services, personnel, experience with other international and emerging markets and frontier markets funds, financial condition and compliance capabilities; experience with conversions of mutual funds administered by other parties onto an Ultimus platform; information about the New Fund Board and management of UST; information regarding the anticipated effect of the Reorganization on fees and operating expenses of the Existing Fund; the terms and conditions of the Reorganization; and possible alternatives to the Reorganization. The Board considered the potential costs of the Reorganization, noting that SIL had agreed to pay for most costs up to certain caps, Frontegra would pay certain costs above those caps and Ultimus had agreed to waive certain fees in connection with the Reorganization. The Existing Fund Board also took into account discussions related to the Reorganization during its October 11, 2017, special meeting and discussions regarding the Existing Fund at prior meetings of the Board.

The Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization. Rather, the Existing Fund Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Existing Fund Board in making its determination:

(1)	The terms and conditions of the Plan;

(2)	The fact that the New Fund and the Existing Fund will have the same investment objective and substantially similar principal investment strategies, policies, restrictions and risks;

(3)	That the same portfolio managers are expected to manage the investments of the New Fund, and thus there would be continuity of portfolio management as a result of the Reorganization;

(4)	The anticipated effect of the Reorganization on expenses of the New Fund, including particularly that the management fee rate for the New Fund is expected to be lower than the management fee rate of the Existing Fund;

(5)	The expected agreement of SIL to limit total annual operating expenses of each class of the New Fund at lower levels than the current expense cap of each class of the Existing Fund;

(6)	The expected tax consequences of the Reorganization, including that the Reorganization is intended to be tax-free for U.S. federal income tax purposes and, thus, no gain or loss will be recognized by the Existing Fund, its shareholders or the New Fund for U.S. federal income tax purposes;

(7)	The expected benefits to the shareholders of the Existing Fund, including the fact that they will be able to continue to invest in a frontier markets fund managed by SIL following the termination of the subadvisory agreement;

(8)	The fact that the Funds will not bear any of the costs associated with the Reorganization and all costs of the Reorganization will be borne by Silk, Frontegra and Ultimus;

(9)	Possible alternatives to the Reorganization, including the liquidation of the Fund, which would be taxable to shareholders that are not tax exempt; and

(10)	That the interests of the Existing Fund’s shareholders will not be diluted as a result of the Reorganization.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant by the Existing Fund Board, the Existing Fund Board concluded that the terms of the Plan were reasonable, and that the Reorganization was in the best interests of the Existing Fund and its shareholders. Therefore, the Existing Fund Board determined to approve the Reorganization and directed that the Plan be submitted to shareholders of the Existing Fund for approval.

The Existing Fund Board has approved the Reorganization and recommends that you vote “FOR” the Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about [April 6], 2018, or such other date as is agreed to by the parties (the “Closing Date”), provided that the New Fund has obtained prior to that time an opinion of Thompson Hine LLP (“Thompson Hine”), legal counsel to the New Fund, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned: (i) by either the Existing Fund or the New Fund, if the other party, or SIL or Frontegra, materially breaches applicable representations, warranties, covenants or agreements contained in the Plan; (ii) by either the Existing Fund or the New Fund, if certain conditions are not met and it reasonably appears that they will not or cannot be met at or prior to the Closing Date; (iii) by either the Existing Fund or the New Fund, if a government order prohibits the closing of the Reorganization; or (iv) by the mutual consent of the Existing Fund and the New Fund. Further, if the Reorganization has not been substantially completed by April 30, 2018, the Plan shall automatically terminate unless a later date is agreed to in writing by both the Existing Fund and the New Fund.

SIL has agreed to pay all of the expenses related to the Reorganization, with the exception that Frontegra will pay any costs of legal counsel to the Existing Fund related to the Reorganization in excess of $40,000, and any conversion costs incurred by existing service providers of the Existing Fund in connection with the Reorganization in excess of $10,000. In addition, Ultimus has agreed to waive certain fees in connection with the Reorganization. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation, filing, printing, and mailing of this Combined Proxy Statement and Prospectus; legal and accounting fees of the Existing Fund and New Fund related to the Reorganization; proxy tabulation costs; other expenses of holding the Meeting and expenses incurred in connection with the dissolution and liquidation of the Existing Fund following the Reorganization. In addition to solicitations by mail, certain officers, employees and agents of the Existing Fund, Frontegra, and SIL also may solicit proxies, without special compensation, by telephone, email or other written communication. If shareholders holding a sufficient number of shares of the Existing Fund do not approve the Reorganization, then it is expected that the Existing Fund Board may take any further action as it deems to be in the best interests of the Existing Fund and its shareholders, which may include the liquidation of the Existing Fund.

C.	The Proposed Plan and Resulting Reorganization

If the Existing Fund’s shareholders approve the Plan and Reorganization, and certain closing conditions are met, the Reorganization is expected to take place as follows:

•	the Existing Fund will transfer all of its assets to the New Fund;

•	the New Fund will assume all liabilities of the Existing Fund;

•	the New Fund will issue Service Class and Institutional Class shares (“New Fund Shares”) to the Existing Fund, which will distribute those shares pro rata to its shareholders;

•	Service Class shareholders of the Existing Fund will become Service Class shareholders of the New Fund and Institutional Class shareholders of the Existing Fund will become Institutional Class shareholders of the New Fund;

•	New Fund Shares received by shareholders of the Existing Fund at the time of the Reorganization will have the same aggregate net asset value (“NAV”) as the shares of the Existing Fund held immediately prior to the Reorganization; and

•	the Existing Fund will be liquidated and terminated as a series of the Company.

D.	Comparison of the Existing Fund and the New Fund

1.	Investment Objectives and Principal Investment Strategies

The Existing Fund and the New Fund share the same investment objective, which is capital appreciation. The Board of Trustees of the New Fund (the “New Fund Board”) has reserved the right to change the investment objective of the New Fund upon at least 60 days’ prior written notice to the New Fund’s shareholders.

The principal investment strategies of the Existing Fund and the New Fund are identical. Each of the Existing Fund and the New Fund (individually a “Fund” and collectively referred to as the “Funds”) seeks to achieve its investment objective, under normal market conditions, by investing at least 80% of its net assets in securities of issuers located in frontier markets or whose primary operations or principal trading markets are in frontier markets and depositary receipts (including American Depositary Receipts) of such issuers. In general, “frontier” market countries are currently considered by SIL to be those countries included in at least one of the following frontier markets indices: MSCI Frontier Markets Index, Russell Frontier Index, FTSE Frontier Index or S&P Frontier BMI Index. These countries typically are located in Central and Eastern Europe, Africa, the Middle East, Asia and Central and South America.

SIL considers the following countries, among others, to be frontier markets:

•	Central and Eastern Europe: Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Hungary, Latvia, Lithuania, Macedonia, Montenegro, Romania, Serbia, Slovakia, Slovenia, Turkey, and Ukraine

•	Africa: Botswana, Cote d’Ivoire, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Mozambique, Namibia, Nigeria, South Africa, Swaziland, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe

•	Middle East: Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, and United Arab Emirates

•	Asia: Azerbaijan, Bangladesh, Cambodia, Indonesia, Kazakhstan, Mongolia, Pakistan, Philippines, Sri Lanka, Thailand, Turkmenistan, Vietnam

•	Central and South America: Argentina, Chile, Colombia, Ecuador, Jamaica, Panama, Paraguay, Peru, Trinidad and Tobago, Uruguay, Venezuela

The Fund will predominantly invest in equity securities. The Fund may invest in companies of any market capitalization. The Fund’s exposure to certain frontier markets typically will be effected through participation notes (“P-Notes”), which are equity-linked derivatives issued by banks or broker-dealers that are designed to replicate the performance of certain issuers. The Fund will have significant investments in the financial services and telecommunications services sectors.

SIL may make adjustments to the list of frontier markets countries from time to time based on economic criteria, market changes, or other factors.

2.	Investment Advisory Services

SIL, located at 78 Cannon Street, London EC4N 6HL, United Kingdom, is the subadviser to the Existing Fund and will be the investment adviser to the New Fund. SIL is a United Kingdom limited company established in 2008. SIL is an investment advisory firm authorized and regulated in the United Kingdom by the Financial Conduct Authority and has been registered with the SEC since 2012. SIL has served as subadviser for the Existing Fund since its inception on May 25, 2016. If the Reorganization is approved, Frontegra, the Existing Fund’s investment adviser, will cease serving as the investment adviser to the Existing Fund, and SIL will serve as the investment adviser to the New Fund under an investment advisory agreement with the New Fund. It is expected that the New Fund will be managed by Olufunmilayo Akinluti, lead portfolio manager of the Existing Fund since its inception, and Zin El Abidin Bekkali, portfolio manager of the Existing Fund since its inception.

3.	Distribution Services

The Existing Fund’s principal underwriter is Frontegra Strategies, LLC (“Frontegra Strategies”), located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, will be the New Fund’s distributor and will serve as the principal underwriter and exclusive agent for the distribution of the New Fund Shares. The Distributor may sell the New Fund Shares to or through qualified securities dealers or other approved entities. There is no expected change in the nature or extent of services provided to the New Fund between Frontegra Strategies and the Distributor.

4.	Purchase and Redemption Procedures

The Existing Fund and the New Fund have substantially similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the Existing Fund and the New Fund are made at the NAV per share next determined after receipt of a purchase or redemption order by the transfer agent.

For Service Class shares of the Existing Fund, the investment minimum is $10,000; the investment minimum for Institutional Class shares is $100,000. The minimum initial investment for the New Fund is identical to that of the Existing Fund: $10,000 for Service Class shares and $100,000 for Institutional Class shares. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Existing Fund, the New Fund or their respective investment advisers, as applicable.

The minimum additional investment requirement for the Existing Fund is $1,000 for Service Class shares and Institutional Class shares. For the New Fund, the minimum additional investment requirement is $1,000 (for both classes). The New Fund offers an automatic investment plan, whereby an existing shareholder may authorize the New Fund to withdraw from his, her or its personal bank account on a periodic basis an amount that such shareholder wishes to invest.

E.	U.S. Federal Tax Consequences of the Proposed Reorganization

The Existing Fund will have received on the closing date an opinion of Thompson Hine, legal counsel to the New Fund for purposes of the Reorganization, to the effect that Thompson Hine believes that the proposed Reorganization, if carried out as proposed, will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that: (i) no gain or loss will be recognized by the Existing Fund upon the contribution of assets of the Existing Fund solely in exchange for New Fund Shares and the New Fund’s assumption of the Existing Fund’s liabilities, if any, or by shareholders of the Existing Fund upon their receipt of New Fund Shares; (ii) the aggregate adjusted tax basis for the New Fund Shares received by shareholders of the New Fund pursuant to the Reorganization will be the same as their aggregate adjusted tax basis for the shares of the Existing Fund held by such shareholder immediately prior to the Reorganization; (iii) the holding period of the New Fund Shares will be the same as the shares of the Existing Fund exchanged therefor were held by such shareholder; (iv) the adjusted tax basis of the Existing Fund’s assets acquired by the New Fund will be the same as the adjusted tax basis of such assets to the Existing Fund immediately prior to the Reorganization; (v) the holding period of the Existing Fund’s assets in the hands of the New Fund will include the period during which those assets were held by the Existing Fund; and (vi) the New Fund will succeed and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to certain conditions and limitations.

II.	PRINCIPAL RISK FACTORS

A discussion regarding principal risks of investing in the Existing Fund and the New Fund is set forth below. It is anticipated that the Existing Fund’s and the New Fund’s principal risks will be substantially the same because SIL, the subadviser of the Existing Fund, will serve as investment adviser to the New Fund and the New Fund will have the same investment objective and substantially similar principal investment strategies as the Existing Fund, and the New Fund will succeed to the portfolio holdings of the Existing Fund if the Reorganization is completed.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon SIL’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the investment techniques SIL uses, the Fund is designed for investors who are investing for the long term. Neither Fund is intended to be a complete investment program.

Market Risks. The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Equity Securities Risks. Common stocks and other equity securities held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Stock Selection Risks. Stock prices vary and may fall, thus reducing the value of the Fund’s investments. The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Foreign Securities Risks. Most of the Fund’s investments will be in securities issued by foreign companies, which makes the Fund subject to more risks than if it invested solely in domestic common stocks. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes. Risks of foreign common stocks also include higher brokerage costs, expropriation or nationalization, transfer restrictions and restrictions on foreign investments and exchange of securities. Geopolitical events, including those in the Ukraine and the Middle East, may also cause market disruptions.

Depository Receipts Risks. The Fund invests in foreign securities by purchasing depositary receipts, including ADRs, GDRs and EDRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Depositary receipts are typically issued by a U.S. or foreign bank or trust company evidencing its ownership of the underlying securities. The risks of such depositary receipts include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk.

Frontier Markets Risks. Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss. In addition to withholding taxes on investment income, some countries with frontier markets may impose different capital gains taxes on foreign investors. All of these factors can make frontier market securities more volatile and potentially less liquid than securities issued in more developed markets, including more developed emerging markets.

Emerging Markets Risks. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems than more developed foreign markets. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issues or industries. Investments in emerging market securities may be more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. In addition to withholding taxes on investment income, some countries with emerging markets may impose different capital gains taxes on foreign investors.

Valuation Risks. The sale price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If a Fund invests in only a few sectors it will have more exposure to the price movements of those sectors.

Financial Services Sector Risks. To the extent that the Fund invests a significant portion of its assets in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. The financial services sector includes, among others, the following industries: commercial banking, investment banking and brokerage, consumer finance, insurance and real estate management. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework.

Telecommunication Services Sector Risk. To the extent that the Fund invests a significant portion of its assets in the telecommunications services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the telecommunications services sector. The telecommunication services sector is characterized by increasing competition and government regulation. Companies in the telecommunication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunication companies obsolete.

Currency Risks. The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the IMF, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier market companies trade, or by the imposition of currency controls or other political developments in the United States or abroad. For example, Nigeria has experienced economic challenges and liquidity issues with respect to its currency. As a result of these and other currency risks, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Small- and Medium-Capitalization Company Risks. Small-capitalization and medium-capitalization companies are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of medium-capitalization and small-capitalization companies may be substantially less than is typical of larger companies. Therefore, securities of these companies may be subject to greater and more abrupt price fluctuations and may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

P-Note Risks. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of an underlying security or market. P-Notes may be purchased to gain access to markets that are restricted to direct investment by foreign investors. The risks of P-Notes include many of the risks associated with investing directly in foreign securities. Additionally, P-Notes may be subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation under the notes. Additionally, while P-Notes may trade on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.

Management Risks. The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Liquidity Risks. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, Frontegra, Silk, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

III.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Existing Fund and the New Fund. The expenses for the Existing Fund are based on expenses incurred by the Existing Fund during its most recently completed fiscal year ended June 30, 2017. Only pro forma information has been presented for the New Fund because it will not commence operations until the Reorganization is completed.

FEES AND EXPENSES

	Existing Fund	Pro Forma: New Fund	Existing Fund	Pro Forma: New Fund
	Institutional Class	Institutional Class	Service Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Redemption Fee (as a percentage of the amount redeemed within 180 calendar days of purchase*)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None
Service Fee (for shares redeemed by wire)	$15.00	$15.00	$15.00	$15.00

* The date of purchase for the New Fund will be calculated from the date of purchase of the Existing Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.35%	1.45%	1.35%
Distribution (12b-1) Fees	None	None	None	None
Other Expenses
Shareholder Servicing Fees	None	None	0.15%	0.15%
Additional Other Expenses (1)	0.76%	0.54%	0.77%	0.54%
Total Other Expenses	0.76%	0.54%	0.92%	0.69%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses (3)	2.22%	1.90%	2.38%	2.05%
Fee Waiver (4), (5)	(0.36)%	(0.15)%	(0.37)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver (4), (5)	1.86%	1.75%	2.01%	1.90%

(1)	“Additional Other Expenses” for the New Fund are based on estimated amounts for the current year, after giving effect to the Reorganization.
(2)	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Existing Fund in connection with its investments in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Existing Fund’s ratio of expenses to average net assets appearing in the Financial Highlights table contained in Appendix C to this Combined Proxy Statement and Prospectus, which does not include AFFE.
(3)	The “Total Fund Annual Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” for the Service Class shares of the Existing Fund do not correlate to the “Ratio of expenses to average net assets” figures in the Financial Highlights table contained in Appendix C to this Combined Proxy Statement and Prospectus because the Service Class shares of the Existing Fund accrued only 0.10% for Shareholder Servicing Fees during the fiscal period November 1, 2016 to June 30, 2017.
(4)	Frontegra has contractually agreed to waive its management fee and/or reimburse the Existing Fund’s operating expenses to the extent necessary to ensure that the Existing Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to not exceed 1.85% and 2.00% of the Existing Fund’s average daily net assets attributed to Institutional Class and Service Class shares, respectively. Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation described above and in place at the time of recoupment. The expense cap agreement will continue in effect until October 31, 2018 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal. This agreement may be terminated only by, or with the consent of the Existing Fund Board.
(5)	[SIL has agreed to contractually waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% and 1.89% for Institutional Class and Service Class shares, respectively, through October 31, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement.]

B.	Example

This example will help you compare the cost of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the specified fund for the periods indicated and then redeem all of your shares at the end of those periods. With respect to the New Fund, the example assumes that the Reorganization has been completed. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except that the contractual agreement to waive management fees and reimburse expenses remains in effect until October 31, 2018 for the Existing Fund and October 31, 2019 for the New Fund, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Existing Fund		New Fund
	Service Class	Institutional Class	Service Class	Institutional Class
1 Year	$204	$189	$193	$178
3 Years	$670	$623	$628	$582
5 Years	$1,202	$1,122	$1,090	$1,013
10 Years	$2,658	$2,496	$2,367	$2,210

C.	Expense Limitation Agreements

Existing Fund Expense Limitation Agreement. Frontegra has contractually agreed to waive its management fee and/or reimburse the Existing Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) to not exceed 1.85% and 2.00% of the Existing Fund’s average daily net assets attributed to Institutional Class and Service Class shares, respectively. Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitation described above and in place at the time of recoupment. The expense cap agreement will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any renewal. This agreement may be terminated only by, or with the consent of, the Existing Fund Board. Frontegra’s right to recoup, as described above, will terminate when Frontegra ceases to be the adviser to the Existing Fund.

New Fund Expense Limitation Agreement. [SIL has agreed to contractually waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% and 1.89% of the average daily net assets attributed to Institutional Class and Service Class shares, respectively, through October 31, 2019. This expense cap may not be terminated prior to this date except by the New Fund Board. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the expense limitation in effect at the time of the expense payment or the reimbursement.]

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A, and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following is a summary of key information concerning the proposed Reorganization.

A.	Summary of the Proposed Reorganization

The Plan provides that the Existing Fund will transfer all of its assets to the New Fund in exchange for a number of New Fund Shares of the corresponding class equal to the number of shares of such class of the Existing Fund outstanding immediately prior to the closing date of the Reorganization (the “Closing Date”) and the assumption of all of the Existing Fund’s liabilities. On the Closing Date (or as soon thereafter as practicable), the Existing Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares the New Fund Shares of the corresponding class received by the Existing Fund. The value of the Existing Fund’s assets acquired by the New Fund will be the value of the assets, less the value of the Existing Fund’s liabilities, computed as of the close of regular trading on the New York Stock Exchange on the Closing Date, using the valuation procedures adopted by the Existing Fund Board, which are consistent with the valuation procedures described in the most recent prospectus of the Existing Fund for determining net asset value (“NAV”).

The New Fund Shares that the Existing Fund’s shareholders receive in exchange for the shares of the Existing Fund they hold will be equal in value to the shares of the Existing Fund such shareholder held as of the Closing Date. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Closing Date, shareholders of the Existing Fund will continue to be able to redeem their shares as stated in the Existing Fund’s prospectus, dated October 31, 2017, as supplemented December 18, 2017. Redemption and purchase requests received by the Existing Fund’s transfer agent after the Closing Date will be treated as requests received for the redemption or purchase of shares of the New Fund. After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from Thompson Hine, counsel to the New Fund, addressed to the New Fund. The opinion will address certain tax issues, as more fully described in “U.S. Federal Income Tax Consequences” below, and assumes the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization will be on or about [April 6], 2018, or such other date as is agreed to by the parties.

The Plan may not be changed except by a written agreement signed by each party to the Plan.

B.	Description of the New Fund Shares

The New Fund will issue Institutional Class and Service Class shares of beneficial interest, no par value, of the Trust to Existing Fund shareholders in connection with the Reorganization. The New Fund Shares will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The New Fund Shares may be sold and redeemed based upon the NAV of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s prospectus.

C.	Reasons for the Reorganization Considered by the Existing Fund Board

The Existing Fund Board, including a majority of the Independent Directors, has determined that the interests of the Existing Fund’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Existing Fund’s shareholders.

The reasons for the Reorganization are described above under “Synopsis—Reasons for the Reorganization and Board Deliberations”.

D.	U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Thompson Hine, counsel to the New Fund, has been asked to deliver to the New Fund and the Existing Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

•	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Existing Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	Under Sections 361 and 357 of the Code, the Existing Fund will not recognize gain or loss upon (i) the transfer of all its assets to the New Fund solely in exchange for New Fund shares and the assumption by the New Fund of liabilities of the Existing Fund and (ii) the distribution of the New Fund shares by the Existing Fund to its shareholders in liquidation;

•	Under Section 1032 of the Code, the New Fund will not recognize gain or loss upon receipt of the assets of the Existing Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all liabilities and obligations of the Existing Fund;

•	Under Section 362(b) of the Code, the New Fund’s tax basis in the assets of the Existing Fund transferred to the New Fund will be the same as the Existing Fund’s tax basis of such assets immediately prior to the transfer;

•	Under Section 1223(2) of the Code, the New Fund’s holding periods for the assets received from the Existing Fund will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Existing Fund;

•	Under Section 354 of the Code, the Existing Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of the Existing Fund for the New Fund shares (including fractional shares to which they may be entitled);

•	Under Section 358 of the Code, the aggregate tax basis of New Fund shares (including fractional shares to which they may be entitled) received by a shareholder of the Existing Fund will be the same as the aggregate tax basis of the Existing Fund’s shares exchanged therefor;

•	Under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund shares (including fractional shares to which they may be entitled) received will be determined by including the shareholder’s holding period for the Existing Fund shares exchanged therefor, provided the shareholder held such Existing Fund shares as capital assets on the date of the exchange;

•	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder; and

•	The Reorganization will not terminate the taxable year of the Existing Fund. The part of the taxable year of the Existing Fund before the Closing Date and the part of the taxable year of the New Fund after the Closing Date will constitute a single taxable year of the New Fund.

Although the Existing Fund is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for its shareholders. Additionally, the Funds have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization. The Thompson Hine opinion will be based on certain factual certifications made by officers of the Company and UST and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with Thompson Hine. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Existing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Existing Fund shares and the fair market value of the shares of the New Fund he or she received in the Reorganization.

It is anticipated that the tax attributes of the Existing Fund will move to the New Fund in the Reorganization, and that the ability of the New Fund to carry forward capital losses (if any) of the Existing Fund and use such losses to offset future gains will not be limited materially as a direct result of the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

E.	Comparison of Shareholder Rights

Set forth below is a summary of the material similarities and differences in the rights of shareholders of the Existing Fund versus the rights of shareholders of the New Fund, which does not purport to be a complete description of these rights. These rights may be determined in full by reference to respective articles of incorporation or trust instruments of the Company and UST and Amended and Restated By-Laws of the Company and the By-Laws of the Trust (collectively, the “Governing Documents”) and applicable state law.

Organization and Governing Law. The Existing Fund is organized as a diversified separate series of the Company. The New Fund is organized as a diversified separate series of UST. The Company is an open-end investment management company established under Maryland law as a Maryland corporation and UST is organized as an Ohio business trust. Because the Company and UST are organized under different state law, the state laws governing the Existing Fund and the New Fund will be different. The Existing Fund is authorized to issue 50,000,000 Institutional Class shares and 50,000,000 Service Class shares, $0.01 par value, of common stock and the New Fund is authorized to issue an unlimited number of shares of beneficial interest. The Existing Fund offers Institutional Class and Service Class shares, and the New Fund will offer Institutional Class and Service Class shares.

Term of Trustees or Directors; Removal of Trustees or Directors. Both the Company and UST’s Governing Documents generally provide that the Trustees or Directors shall serve for a term of unlimited duration, subject to their resignation, death, retirement, or removal. Any Director of the Company may be removed at any time by the action of a majority of the remaining Directors, a committee of the Board of Directors appointed for such purpose or by a vote of shareholders owning at least a majority of the outstanding shares of the Company. Any Trustee of UST may be removed at any time by the action of two-thirds of the remaining Trustees or by vote of shareholders owning at least two-thirds of the outstanding shares of UST.

Trustee or Director Liability and Indemnification. Maryland law requires Maryland corporations to indemnify directors who have been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in the capacity. Maryland law also permits, but does not require, a Maryland corporation to indemnify its present and former directors against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with the defense of the foregoing, except in the case of bad faith, deliberate dishonesty or other limited circumstances. The Company’s Governing Documents generally provide that the Company shall indemnify its directors to the full extent required or permitted by Maryland law and the 1940 Act.

Under Ohio law, trustees of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. UST’s Governing Documents do not protect Trustees from any liability that they may incur as a result of their bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. UST is required to indemnify its Trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or Trustees, except under certain limited circumstances relating to the culpability of such officers or Trustees.

Shareholder Meetings. Under the Governing Documents and in accordance with applicable state law, neither the Company nor UST is required to hold annual meetings of shareholders. Both the Company’s and UST’s Governing Documents provide that the board of directors or trustees may call shareholder meetings. UST’s Governing Documents provide that a special meeting of the shareholders may be called by shareholders holding not less than 25% of the then outstanding shares of UST, and shareholders must be given not less than 7 days’ notice of any shareholder meeting. UST’s Governing Documents state that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments. The Company’s By-Laws provide that special meetings of shareholders may be called by a majority of the Directors or by the president or secretary of the Company. Under the Company’s By-Laws, a special meeting of the shareholders shall be called upon written request of holders of not less than 10% of the votes entitled to be cast at such meeting. The Company’s By-Laws state that the presence at the meeting, in person or by proxy, of shareholders representing one third of the shares outstanding and entitled to vote at a shareholder meeting constitutes a quorum for the meeting, and a majority of shares entitled to vote at the meeting, whether or not sufficient to constitute a quorum, shall be sufficient for adjournments.

Voting Rights. UST’s Governing Documents state that shareholders have the power to vote only on the matters specified in such Governing Documents and generally give shareholders the power to vote for (i) the election or removal of Trustees, (ii) any contract to which shareholder approval is required by the 1940 Act, (iii) any reorganization of UST, (iv) any material amendment of UST’s Governing Documents, (v) to the same extent as stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; and (vi) such additional matters required by law, UST’s Governing Documents, or as the Trustees may consider necessary or desirable.

Each share of common stock of the Company, irrespective of series or class, is entitled to one vote per share held on matters on which they are entitled to vote, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class. Shares have non-cumulative voting rights. Each share of common stock is entitled to participate in distributions of investment company taxable income and net capital gain as determined by the Existing Fund Board. Each share of common stock is entitled to the residual assets of the respective series in the event of liquidation. Shares have no preemption, conversion or subscription rights.

Shareholder Liability. Maryland law provides that shareholders of a Maryland corporation, such as the Company, are not generally subject to liability for the debts or obligations of the corporation. The Company’s Governing Documents provide that the shareholders the Company shall not be liable for, and their private property shall not be subject to, claim, levy or other encumbrance on account of debts or liabilities of the Company, to any extent whatsoever.

Under Ohio law, shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment adviser was unable to meet its obligations.

UST’s Governing Documents provide that if any shareholder or former shareholder is held personally liable for any obligation or liability of the trust solely by reason of being or having been a shareholder and not because of his or her acts or omissions or for some other reason, that UST is required to indemnify the shareholder or former shareholder from the assets of the series of which he or she was a shareholder against all losses and expenses incurred.

Series Liability. The Existing Fund is one of many series of the Company, and the New Fund is one of many series of UST.

UST’s Governing Documents provide that the assets belonging to each class or series shall be charged with the liabilities of UST with respect to that class or series. However, there is a risk under Ohio law that one series of UST could be liable for the liabilities of one or more other series of UST.

As permitted by Maryland law, the Company’s Governing Documents provide that the assets belonging to each class or series shall be charged with the liabilities of the Company with respect to that class or series. There is a risk, generally considered remote under Maryland law, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Board of Trustees or Directors. Each of the Company and UST is a series trust with a board of directors or a board of trustees. The composition of the Existing Fund Board is different from that of the New Fund Board, both in terms of membership and size. The Company’s Governing Documents provide that the size of the Existing Fund Board shall be fixed from time to time but in no event shall be less than three nor more than fifteen members. The UST Governing Documents require at least one Trustee and allows any greater number of Trustees.

Inspection Rights. Maryland law provides that shareholders of the Company, upon written request, may inspect and copy corporate documents of the Company.

The UST Governing Documents provide that the records of the Trust shall be open to inspection by shareholders to the same extent as is permitted to stockholders of an Ohio corporation under the Ohio General Corporation Law.

Amendments to Governing Documents. The Company’s Governing Documents may be amended by (1) a majority of the Directors except for any provisions which require shareholder approval, and (2) by the shareholders of the Company

UST’s Governing Documents may be amended or supplemented by the New Fund Board in an instrument in writing signed by a majority of the Trustees. UST’s Governing Documents explicitly prohibit any amendment that would repeal the limitations on personal liability of any shareholder or Trustee of UST or repeal the prohibition of assessment upon shareholders, and also require approval by shareholders holding a majority of shares entitled to vote for any amendment that adversely affects the rights of shareholders.

For more information, refer to the October 31, 2017, SAI for the Existing Fund and the [February 26], 2018, SAI for the New Fund, each of which is incorporated by reference into this Combined Proxy Statement and Prospectus.

F.	Capitalization

The following table shows the capitalization of the Existing Fund and the New Fund and the pro forma combined capitalization of the New Fund on an unaudited basis as of June 30, 2017 as if the Reorganization had occurred on that date:

	Existing Fund	New Fund*	New Fund Pro Forma Combined
Net Assets – Institutional Class	$36,504,031	—	$36,504,031
Shares outstanding – Institutional Class	3,369,752	—	3,369,752
NAV per Institutional Class share	$10.83	—	$10.83
Net Assets – Service Class	$19,848,692	—	$19,848,692
Shares outstanding – Service Class	1,832,106	—	1,832,106
NAV per Investor share	$10.83	—	$10.83

*	Prior to the proposed Reorganization, the New Fund is not expected to have any assets.

V.	INFORMATION ABOUT THE EXISTING FUND AND THE NEW FUND

A.	Investment Objective

Existing Fund

Investment Objective: The investment objective of the Frontier Silk Invest New Horizons Fund is capital appreciation.

New Fund

Investment Objective: The investment objective of the Silk Invest New Horizons Frontier Fund is capital appreciation.

B.	Principal Investment Strategies

Principal Investment Strategies: The Existing Fund and the New Fund have the same principal investment strategies. Below is a description of the principal investment strategies of both Funds.

Each of the Existing Fund and the New Fund (individually a “Fund” and collectively referred to as the “Funds”) seeks to achieve its investment objective by investing at least 80% of its net assets in securities of issuers located in frontier markets or whose primary operations or principal trading markets are in frontier markets, and depositary receipts, including American Depository Receipts, Global Depository Receipts and European Depository Receipts.

The Fund will predominantly invest in listed equity securities and may invest in the equity securities of companies of any size. The Fund may invest in companies of any market capitalization. The Fund’s exposure to certain frontier markets typically will be effected through participation notes (“P-Notes”). The Fund will have significant investments in the financial services and telecommunications services sectors.

SIL’s investment philosophy is to combine fundamental in-depth research and a conservative valuation approach with a diversification strategy designed to limit downside risk.

SIL utilizes quantitative analysis to screen the investment universe and fundamental analysis in selecting securities for the Fund’s portfolio. SIL’s selection process begins with a quantitative analysis of potential investments, looking for certain metrics to define the country universe and the liquidity of the investments. SIL then narrows the universe of potential investments through fundamental analysis to determine the intrinsic value of a security. SIL examines certain economic, financial, and other qualitative and quantitative factors, including both macroeconomic factors, such as the overall economy and industry conditions, and company-specific factors, such as management. SIL purchases securities that have a favorable combination of qualitative and quantitative factors.

SIL may sell securities which no longer meet the investment criteria set forth above, to secure gains, limit losses or redeploy assets to more promising opportunities.

C.	Fees and Expenses

Existing Fund

For its services as investment adviser to the Existing Fund, Frontegra is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of the average daily net assets of the Existing Fund. Frontegra pays SIL out of the advisory fees it receives from the Existing Fund.

For more information, please see the discussion under “Comparison Fee Tables and Examples”. See also the discussion of the Existing Fund’s fees and expenses in the prospectus of the Existing Fund, dated October 31, 2017, as supplemented December 18, 2017.

New Fund

The New Fund will pay SIL an advisory fee of 1.35% of the New Fund’s average daily net assets for its services to the Fund. The New Fund will pay a lower investment advisory fee rate than the Existing Fund. For more information, please see the discussion under “Comparison Fee Tables and Examples”.

D.	Performance and Portfolio Turnover

Existing Fund

If the Reorganization is approved by shareholders of the Existing Fund, the New Fund will adopt the performance history of the Existing Fund.

Performance. Performance information for the Existing Fund is not included because the Existing Fund does not have returns for one full calendar year as of October 31, 2017, the date of the Existing Fund’s prospectus. Updated performance information is available on the Company’s website www.frontiermutualfunds.com or by calling toll-free 1-888-825-2100.

Portfolio Turnover. The Existing Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Existing Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Existing Fund’s performance. For the fiscal period from November 1, 2016 to June 30, 2017, the Existing Fund had a portfolio turnover rate of 25% of the average value of its portfolio.

New Fund

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Combined Proxy Statement and Prospectus, the bar chart and table are not shown.

Performance. If the Reorganization is approved by shareholders of the Existing Fund, the New Fund will adopt the performance history of the Existing Fund.

Portfolio Turnover. The New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when New Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the New Fund’s performance. The New Fund is a new series of UST and therefore it does not yet have a portfolio turnover rate; however, the New Fund expects to engage in trading of portfolio securities at levels similar to the Existing Fund.

E.	Investment Adviser and Portfolio Managers

Existing Fund

Frontegra is the investment adviser to the Existing Fund and SIL is the investment subadviser to the Existing Fund. For a discussion of the services Frontegra and SIL provide to the Existing Fund, see the prospectus of the Existing Fund, dated October 31, 2017, as supplemented December 18, 2017.

Olufunmilayo Akinluyi serves as the Existing Fund’s lead portfolio manager, and Zin El Abidin Bekkali, Chief Investment Officer of SIL, serves as a portfolio manager of the Existing Fund. For a discussion of the experience and qualifications of the current portfolio managers, see below.

A discussion of the factors that the Existing Fund Board considered in approving the Existing Fund’s advisory and subadvisory agreements was included in the Existing Fund’s Annual Report to Shareholders for the period ended October 31, 2016.

New Fund

As further described below, after the Reorganization, SIL, located at 78 Cannon Street, London EC4N 6HL, United Kingdom, will be the investment adviser to the New Fund and will have responsibility for the management of the New Fund’s affairs. SIL is a United Kingdom limited company established in 2008. SIL is an investment advisory firm authorized and regulated in the United Kingdom by the Financial Conduct Authority and has been registered with the SEC since 2012. SIL has served as subadviser for the Existing Fund since its inception on May 25, 2016.

SIL, as investment adviser to the New Fund, provides the New Fund with a continuous program of investing its assets and determining the composition of its portfolio.

It is expected that the New Fund will be managed by Olufunmilayo Akinluyi and Zin El Abidin Bekkali, the portfolio managers that have managed the Existing Fund since its inception.

Olufunmilayo Akinluyi was one of the co-founders of Silk in 2008 and currently serves as the lead portfolio manager of the Silk Frontier and African Equity strategies. Prior to joining Silk, Ms. Akinluyi was a risk analyst at Northern Trust and Barings Asset Management from 2007 until 2008, the lead portfolio manager at IBTC Chartered Nigeria (currently, Stanbic IBTC) for African equity and fixed income funds from 2005 until 2007, and the Head of Research and Business Development at Orwell International Nigeria from 2004 until 2005. She holds a bachelor’s degree in Economics from the University of Lagos, Nigeria, a Master’s degree in Finance and DIC from Imperial College London and has completed the Investment Management Program from the London Business School. Ms. Akinluyi is a Nigerian citizen and is based in London, England.

Zin El Abidin Bekkali has been Chief Executive Officer and a portfolio manager since founding Silk in 2008. From 2004 to 2008, Mr. Bekkali led groups in strategy, product development, operations and M&A transactions at Fortis Investments. Prior to that, he consulted in private equity at Bain & Company from 2003 until 2004. He also previously served as manager of insurance assets in Eastern Europe and Head of Business Services at ING Investment Management from 1999 until 2003. Mr. Bekkali was born in the Netherlands and holds Moroccan and Dutch citizenship. He has lived in Africa, Europe and Asia and speaks Dutch, Arabic, French and English. He holds a bachelor’s degree in Econometrics and a Master’s degree in Operations Research & Management from the University of Amsterdam. Mr. Bekkali is a CFA charter holder and he completed his Executive Masters in Business Administration from the London Business School of the University of London.

A discussion of the factors considered by the New Fund Board in its approval of the New Fund’s investment advisory contract with SIL, including the Board’s conclusions with respect thereto, will be available in the New Fund’s Annual Report to Shareholders for the period ending June 30, 2018.

Additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of shares of the New Fund, is available in the New Fund’s SAI, dated [February 26], 2018.

F.	How the Fund Values its Shares

Existing Fund

For a discussion of how the offering price of the Existing Fund’s shares is determined, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. If market quotations are not available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, then the assets may be valued by the Adviser at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

G.	Distribution and Shareholder Servicing Arrangements

Existing Fund

For a discussion of the Existing Fund’s Distribution and Shareholder Servicing arrangements, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

Shares of the Fund may be offered through financial intermediaries. If you purchase Fund shares through a financial intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Shareholder Servicing Fee (Service Class Shares Only). The Trust, on behalf of the Fund’s Service Class, has adopted a shareholders servicing plan (the “Service Plan”). Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other administrative, recordkeeping, sub-accounting and other administrative services for Service Class shareholders.

Payments to Financial Intermediaries. From time to time, the Adviser, the Trust, on behalf of the Fund, or the Distributor enter into arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund. Pursuant to these arrangements, the Adviser, the Fund or the Distributor make payments to financial intermediaries for services provided to clients who hold shares of the Fund. In some circumstances, Institutional Class shares of the Fund directly pay the intermediary for performing sub-transfer agent and other administrative services to clients who hold Institutional Class shares of the Fund through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Transfer Agent. Service Class shares of the Fund pay a shareholder servicing fee as described above.

In addition, the Adviser or the Distributor may pay additional compensation to certain financial intermediaries. Under these arrangements, the Adviser or the Distributor may make payments from their own resources, and not as an additional charge to the Fund, to a financial intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund. For example, the Adviser or the Distributor may compensate financial intermediaries for providing the Fund with “shelf space” or access to a third-party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support. The amount of these payments is determined from time to time by the Adviser or the Distributor or an affiliate and may differ among such financial intermediaries based upon one or more of the following factors: gross sales, current assets, the number of accounts of the Fund held by the financial intermediaries or other factors agreed to by the parties. These payments are in addition to any service fees payable under the shareholder servicing arrangement as noted above. The receipt of (or prospect of receiving) such compensation may provide the financial intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from a financial intermediary.

H.	Purchase of Fund Shares

Existing Fund

For a discussion of the Existing Fund’s shares, including how the shares may be purchased, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

Shares are available for purchase from the New Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The New Fund reserves the right to reject any purchase request. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. The New Fund mails you confirmations of all purchases or redemptions of New Fund shares if shares are purchased directly through the New Fund. Certificates representing shares are not issued.

Choosing a Share Class

The New Fund offers two classes of shares: Service Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio and has the same rights but each class has its own expense structure.

Service Class shares are subject to Shareholder Servicing Plan fees that permit the New Fund to pay fees of up to 0.15% per year to those intermediaries who provide on-going account services to Service Class shareholders. Institutional Class shares are available without a Shareholder Servicing Plan fee to those investors eligible to purchase such shares. Neither class is subject to a sales charge. Both classes are subject to redemption fee of 2.00% on shares redeemed 180 days or less from their date of purchase. The 180-day period during which shares are subject to the redemption fee commences on the day after the shares are purchased. The date of purchase for this purpose shall be the date of purchase of shares of the Existing Fund, where applicable.

When you choose your class of shares, you should consider the size of your investment. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals. If you qualify to purchase Institutional Class shares, you should purchase them rather than the Service Class shares because the Service Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

If you qualify as a purchaser of Institutional Class shares, but your account is invested in Service Class shares, you may convert your Service Class shares to Institutional Class shares based on the relative NAV of the two Classes on the conversion date. If you are an Institutional Class shareholder, you may convert your shares to Service Class shares at any time.

Minimum Initial Investment

The minimum investment amount for all regular accounts is $10,000 in Service Class shares and $100,000 in Institutional Class shares. The minimum subsequent investment is $1,000. These minimum investment requirements may be waived or reduced for any reason at the discretion of the New Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail – Your initial purchase request must include:

•	a completed and signed investment application form;

•	a personal check with name pre-printed (subject to the minimum amount) made payable to the Fund; and

•	an indication of which share class is to be purchased.

Mail the application and check to:

U.S. Mail: Silk Invest New Horizons Frontier Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight: Silk Invest New Horizons Frontier Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Shares will be issued at the NAV next computed after receipt of your application and check. The New Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the New Fund. You may be prohibited or restricted from making future purchases in the New Fund. Checks must be made payable to the New Fund. The New Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15 business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The New Fund has authorized certain financial intermediaries to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-800-797-9745 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC (“Ultimus”), at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the NAV determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name

•	the name on your account(s)

•	your account number(s)

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at 1-800-797-9745 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Purchases in Kind

Shares of the Fund may be purchased in exchange for an investor’s securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must contact the Adviser to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange. The Adviser requires that investors represent that all securities offered to the Fund are not subject to any sale restrictions. Within five business days after receipt of the written description, the Adviser will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by the Adviser. Upon the Adviser’s acceptance of such exchange orders, the investor must deliver the securities in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund’s custodian. Securities are valued in the manner described for valuing Fund assets in the section titled “Determination of Net Asset Value” in the New Fund’s prospectus. Acceptance of such orders may occur on any day during the five-day period afforded the Adviser to review the acceptability of the securities. The Adviser will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the New Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the New Fund reserves the right to close your account without notice and return your investment to you at the New Fund’s net asset value (“NAV”) determined on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Market Timing Policy

The New Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the New Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The New Fund Board has adopted a policy directing the New Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the New Fund detects a pattern of purchases and sales of the New Fund’s shares that indicates market timing or trading that the New Fund determines is abusive. This policy generally applies to all shareholders of the New Fund.

[The New Fund Board also has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the New Fund. A 2.00% short-term redemption fee will be assessed by the New Fund against investment proceeds withdrawn within 180 calendar days of investment. The date of investment for the New Fund will be calculated from the date of investment in the Existing Fund. New Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the New Fund uses a “first-in, first-out” method to determine the 180-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the New Fund for the benefit of existing shareholders.]

Ultimus Fund Solutions, LLC, the New Fund’s administrator, performs automated monitoring of short-term trading activity for the New Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the New Fund, then Ultimus notifies the New Fund’s adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the New Fund’s policies is provided to the New Fund Board.

Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

There is no guarantee that the New Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the New Fund through financial intermediaries that hold omnibus accounts with the New Fund. Omnibus accounts—in which New Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the New Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing and to apply the New Fund’s redemption fee. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the New Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the New Fund’s ability to monitor and deter market timing in omnibus accounts and to apply its redemption fee ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading, and financial intermediaries may be unwilling or unable to apply the New Fund’s redemption fee. If you invest in the New Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

I.	How to Redeem Shares

Existing Fund

For a discussion of how the Existing Fund’s shares may be redeemed, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the aggregate amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Silk Invest New Horizons Frontier Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight: Silk Invest New Horizons Frontier Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the NAV next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at 1-800-797-9745 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $25,000) in the Fund by calling Shareholder Services at 1-800-797-9745. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemption Fee. A redemption fee of 2.00% will be charged on shares of the Fund redeemed 180 days or less from their date of purchase. The 180-day period during which shares are subject to the redemption fee commences on the day after the shares are purchased. The date of purchase for this purpose shall be the date of purchase of shares of the Existing Fund, where applicable. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee does not apply to:

•	shares purchased through retirement plans in limited circumstances;

•	shares acquired through re-investments of Fund distributions; or

•	shares redeemed because of death or disability.

The Fund may waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions that do not indicate market timing strategies.

Account Termination. Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $1,000 for Service Class shares as a result of redemptions. Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption. If you hold your Fund shares in a taxable account, a termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Additional Information

If you are not certain of the requirements for a redemption, please call Shareholder Services at 1-800-797-9745. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested at that time in the Fund at the current day’s NAV as defined under “Determination of Net Asset Value” in the New Fund’s prospectus. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

J. Other Information

Existing Fund

For a discussion of other investment considerations with respect to the Existing Fund, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

In addition to the principal strategies and risks of the New Fund, the New Fund may invest in other types of securities whose risks are described below and in the New Fund’s SAI.

K.	Dividends, Distributions and Taxes

Existing Fund

For a discussion of taxes, dividends and distributions with respect to the Existing Fund, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

Dividends and Distributions

The New Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains at least annually. These distributions, if any, are automatically reinvested in the New Fund unless you request cash distributions on your application or through a written request to the New Fund. The New Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes

Net investment income distributed by the New Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, other than “qualified dividend income”, whether or not reinvested, will be taxed as ordinary income.

The New Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year. Capital gains are generated when the New Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the New Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%. If the New Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the New Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The New Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the New Fund which are not cashed within 180 days will be reinvested in the New Fund at its current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the New Fund.

You may want to avoid making a substantial investment when the New Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the New Fund and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the New Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% or 20% to the extent such dividends are attributable to qualified dividend income from the New Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the New Fund has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the New Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the New Fund are purchased within 30 days before or after redeeming other shares of the New Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the New Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the New Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) [28]% of your distributions and sales proceeds. If you are subject to back-up withholding, we also will withhold and pay to the IRS [28]% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Foreign Taxes. Dividends and interest received by the New Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the New Fund’s portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the New Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the New Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the New Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the New Fund that represents income from foreign sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The New Fund will report to its shareholders shortly after each taxable year their respective shares of the New Fund’s income from sources within, and taxes paid to, foreign countries if it makes this election.

Passive Foreign Investment Companies. If the New Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources (“passive foreign investment companies”), the New Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the New Fund is timely distributed to its shareholders. The New Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. The New Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations. Because it is not always possible to identify a foreign issuer as a passive foreign investment company in advance of making the investment, the New Fund may incur the tax in some instances.

Non-U.S. Shareholders. Distributions of net investment income by the New Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is “effectively connected with the conduct of a U.S. trade or business” and the foreign shareholder provides the New Fund with the certification required by the IRS to that effect, in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain to a foreign shareholder generally are not subject to withholding.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding periods to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The New Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the New Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The New Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the New Fund’s default method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax advisor with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the New Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The New Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The New Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

L.	Financial Highlights

Existing Fund

The financial highlights for the Existing Fund are attached hereto as Appendix C.

New Fund

Financial information is not available because the New Fund has not commenced operations as of the date of this Combined Proxy Statement and Prospectus. The Service Class shares of the New Fund will be the successor to the accounting and performance information of the Service Class shares of the Existing Fund after consummation of the Reorganization, and the Institutional Class shares of the New Fund will be the successor to the accounting and performance information of the Institutional Class shares of the Existing Fund after consummation of the Reorganization. The initial fiscal year of the New Fund ends June 30, 2018. Once the financial highlights for the New Fund become available, you may request a copy of this information by calling the New Fund at 1-800-797-9745.

M.	Distribution Arrangements

Existing Fund

Frontegra Strategies is the distributor of the Existing Fund. For a discussion of Existing Fund’s distribution arrangements, see the prospectus of the Existing Fund, dated October 31, 2017.

New Fund

After the Reorganization, the Distributor will serve as the New Fund’s principal underwriter and the exclusive agent for the distribution of the New Fund’s shares. The Distributor may sell the New Fund’s shares to or through qualified securities dealers or other approved entities.

The New Fund’s SAI has more detailed information about the Distributor and other service providers to the Fund.

N.	Investment Policies

Each of the Existing Fund and the New Fund is subject to certain fundamental and non-fundamental investment policies. Fundamental investment policies cannot be changed without the consent of the holders of a majority of a fund’s outstanding voting securities (as such term is defined in the 1940 Act); other investment policies can be changed without such consent of the holders of a majority of a fund’s outstanding voting securities.

The New Fund and the Existing Fund have substantially similar investment policies. Please see “Comparison of Fundamental Investment Policies” attached hereto as Appendix B for more information regarding the Existing Fund’s and the New Fund’s fundamental policies.

O.	Payments to Broker-Dealers and Other Financial Intermediaries

Existing Fund

For a discussion of payments to broker-dealers and other financial intermediaries applicable to the Existing Fund, see the prospectus of the Existing Fund, dated October 31, 2017, as supplemented December 18, 2017.

New Fund

If you purchase the New Fund through a broker-dealer or any other financial intermediary (such as a bank), the New Fund and its related companies may pay the intermediary for the sale of New Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the New Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

Other Payments by the New Fund. The New Fund may enter into agreements with financial intermediaries pursuant to which the New Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of shareholders serviced by a financial intermediary, or (2) the number of shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the New Fund may pay to financial intermediaries pursuant to the New Fund’s distribution plan.

Other Payments by the Adviser. SIL and/or its affiliates, in their discretion, may make payments from their own resources and not from New Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the New Fund, their service providers or their respective affiliates, as incentives to help market and promote the New Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell New Fund shares or provide services to the New Fund, the Distributor or shareholders of the New Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the New Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the New Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

SIL and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of New Fund assets attributable to investments in the New Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by SIL and/or its affiliates. A significant purpose of these payments is to increase the sales of New Fund shares, which in turn may benefit SIL through increased fees as New Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

VI.	VOTING INFORMATION

The Existing Fund Board has fixed the close of business on February 15, 2018 (the “Record Date”), as the record date for the determination of shareholders entitled to notice of, and to vote on the proposal at, the Meeting and at any postponements or adjournments thereof.

Required Vote for the Proposal. Approval of the proposal requires the affirmative vote of holders of a “majority of the outstanding voting securities” of the Existing Fund entitled to vote, as defined under the 1940 Act. The 1940 Act defines “majority of the outstanding voting securities” as the lesser of (i) 67% or more of the total number of voting securities of the Existing Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Existing Fund. A vote of shareholders of the New Fund is not needed to approve the Reorganization.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal.

You may revoke a proxy once it is given by providing written notice to the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone on a later date, or by attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

The presence at the Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Meeting. However, as indicated above, since the proposal must be approved by a “majority of the outstanding voting securities” as defined under the 1940 Act, more than 50% of the Existing Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve the proposal.

In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of counting as a vote against the proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Solicitation of Proxies. Shareholder votes will be solicited primarily by mail. The solicitation may also include communication by telephone, email, Internet or other electronic means or oral communications by certain officers or employees of Frontegra, the Company or SIL, who will not be paid for these services. Okapi Partners has been retained as proxy tabulator.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Existing Fund, Frontegra, SIL, or Okapi Partners. Authorization to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Existing Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Existing Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Shareholders of the Existing Fund are entitled to cast one vote for each share owned on the Record Date, and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

Costs. SIL has agreed to bear all costs and expenses in connection with the Reorganization except as described above. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization.

Dissenters’ Rights. If the Reorganization is approved at the Meeting, shareholders of the Existing Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Existing Fund, however, have the right to redeem their shares at NAV until the closing of the Reorganization. After the Reorganization, Existing Fund shareholders will hold shares of the New Fund, which may also be redeemed at NAV.

Share Ownership

Existing Fund

As of the Record Date, there were [    ] Service Class shares and [    ] Institutional Class shares of the Existing Fund outstanding.

As of the Record Date, the Directors and officers of the Company owned less than 1% of the outstanding shares of the Existing Fund. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the following shareholders were considered either a control person or principal shareholder of the Existing Fund:

Institutional Class: Name and Address of Record Owner	% Ownership

Service Class: Name and Address of Record Owner	% Ownership

New Fund

As of the Record Date, the New Fund did not have any outstanding shares.

As of the Record Date, [                ] possessed voting power for approximately [XX]% of the shares of the Existing Fund, and therefore has the ability to control whether the Reorganization is approved.]

Adjournments; Other Business. If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. SIL will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice; however, such meeting date cannot be more than 120 days after the Record Date without further notice to shareholders of the Existing Fund other than announcement at the meeting.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Existing Fund intends to present or knows that others will present is the proposal to approve the Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies will vote the proxies in their discretion.

VII.	LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Thompson Hine LLP.

VIII.	EXPERTS

The financial statements of the Existing Fund incorporated into this Combined Proxy Statement and Prospectus by reference from the Existing Fund’s Annual Report on Form N-CSR for the fiscal year ended June 30, 2017 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Because the New Fund will not be in operation until after the Reorganization, there are currently no financial statements for the New Fund.

IX.	INFORMATION FILED WITH THE SEC

Documents that relate to the Existing Fund are available, without charge, by writing to Frontier Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (for overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207) or calling toll-free 1-888-825-2100.

Documents that relate to the New Fund are available, without charge, by writing to Silk Invest New Horizons Frontier Fund, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-800-797-9745.

The Existing Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information relating to the Existing Fund and the New Fund, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the Existing Fund and the New Fund can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

PROXY	PROXY

FRONTIER FUNDS, INC.

FRONTIER SILK INVEST NEW HORIZONS FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 29, 2018

400 SKOKIE BOULEVARD, SUITE 500, NORTHBROOK, IL 60062

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF FRONTIER FUNDS, INC. The undersigned shareholder(s) of the Frontier Silk Invest New Horizons Fund (the “Fund”), a series of Frontier Funds, Inc., hereby appoints William D. Forsyth III and Elyce D. Dilworth, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 29, 2018, Local Time, at 400 Skokie Boulevard, Suite 500, Northbrook, IL 60062, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE		REVERSE SIDE
EASY WAYS TO VOTE YOUR PROXY:
EVERY		SHAREHOLDER’S
VOTE IS		IMPORTANT!
VOTE THIS PROXY	1. By Phone: Call Okapi Partners toll-free at: 855-305-0856 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).	CARD TODAY!

OR

2. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 to ensure that your vote is received and registered in time for the meeting on

March 29, 2018

THE BOARD OF DIRECTORS OF FRONTIER FUNDS, INC. UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization between the Frontier Silk Invest New Horizons Fund (the “Existing Fund”) and the Silk Invest New Horizons Frontier Fund (the “New Fund”) a new series of Unified Series Trust, an open-end management investment company organized as an Ohio business trust, providing for: (a) the acquisition of all of the assets and assumpton of all of the liabilities of the Existing Fund by the New Fund in exchange for Service Class and Institutional Class shares of the New Fund as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Existing Fund.

☐	☐	☐

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED

ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS OF FRONTIER SILK INVEST NEW HORIZONS FUND

TO BE HELD ON MARCH 29, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS

MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/SILKINVEST

APPENDIX A

Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of [                ], 2018 (“Agreement”), is by and among (i) the Target Company, as defined below, on behalf of the Target Fund, as defined below, (ii) the Acquiring Company, as defined below, on behalf of the Acquiring Fund, as defined below, (iii) for purposes of paragraphs 5.3, 9.5, 9.6 and 11 of this Agreement only, Silk Invest Limited (“Silk Invest”), and (iv) for purposes of paragraphs 5.4, 9.5, 9.7, 10.2 and 11 of this Agreement only, Frontegra Asset Management, Inc. (“Frontegra”). Other than the Target Fund and the Acquiring Fund, no other series of either the Target Company or the Acquiring Company are parties to this Agreement.

The reorganization contemplated by this Agreement consists of the transfer of all assets attributable to each class of the Target Fund’s shares in exchange for Acquisition Shares (as defined in paragraph 1) of the corresponding class of shares of the Acquiring Fund, the Acquiring Fund’s assumption of the Obligations (as defined in paragraph 1) of the Target Fund and the distribution of the Acquisition Shares to the relevant Target Fund shareholders in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

This Agreement is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

The parties therefore agree as follows:

DEFINITIONS.

“Acquiring Fund” means the series of the Acquiring Company listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquiring Company” means the entity listed in the column entitled “Acquiring Company” on Exhibit A.

“Acquisition Shares” means the shares of the Acquiring Fund to be issued to the Target Fund in a reorganization under this Agreement.

“Closing” means the time at which the transactions contemplated by paragraph 2.1 are consummated.

“Closing Date” means the date on which the Closing occurs.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Closing Date.

“Obligations” means all of the Target Fund’s liabilities, debts, obligations and duties of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise.

“Target Fund” means the series of the Target Company listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Target Company” means the entity listed in the column entitled “Target Company” on Exhibit A.

2.	TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)	The Acquiring Fund will issue and deliver to the Target Fund in exchange for the net assets attributable to each class of the Target Fund’s shares a number of Acquisition Shares of the corresponding class equal to the number of shares of such class of the Target Fund outstanding immediately prior to the consummation of the transactions contemplated hereby.

Such transactions shall take place at the Closing.

2.2	The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, cash, cash equivalents, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets that are owned by the Target Fund on the Closing Date, including any prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date.

2.3	As provided in paragraph 4.4, on the Closing Date (or as soon thereafter as is reasonably practicable) the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Closing Date, the Acquisition Shares of the corresponding class received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. Ownership of Acquisition Shares will be shown on the books of the Acquiring Fund’s transfer agent.

2.4	After the Closing Date, the Target Fund shall not conduct any business except in connection with the settlement of any securities transactions effected before, but not settled by, the Closing Date and its dissolution and termination.

2.5	Subject to the approval of the reorganization by the Target Fund shareholders, the Acquiring Company shall issue one or more shares of the Acquiring Fund to the initial shareholder of the Acquiring Fund to approve the investment advisory agreement between the Acquiring Company, on behalf of the Acquiring Fund, and Silk Invest. Upon approval of the matter described in the preceding sentence, and immediately prior to or contemporaneously with the consummation of the transactions described in paragraph 2.1, the share of the Acquiring Fund acquired by the Target Fund shall be redeemed by the Acquiring Fund.

2.6	As soon as conveniently practicable after the distribution of Acquisition Shares by the Target Fund pursuant to this Agreement has been made, the Target Fund shall take, in accordance with Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), all such steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund, dissolution of Target Fund and deregistration of the Target Fund under the 1940 Act.

3.	VALUATION.

3.1	The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets, less the value of the Obligations assumed by the Acquiring Fund, computed by Ultimus Fund Solutions, LLC and U.S. Bancorp Fund Services, LLC as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Effective Time”) using the valuation procedures established by the Target Fund’s board of directors, which are consistent with the valuation procedures described in the most recent Target Fund Prospectus for determining net asset value. All computations of value shall be made by or under the direction of each Fund’s respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act. Such computations shall be evaluated by Silk Invest, in its capacity as investment adviser to the Acquiring Fund and subadviser to the Target Fund. Such computations shall be subject to review by the Target Fund’s and Acquiring Fund’s respective transfer agents.

3.2	As soon as practicable following the Effective Time, the Target Fund will provide to the Acquiring Fund or its designated agent a schedule listing all of its assets as of the Closing Date to be acquired by the Acquiring Fund (“Schedule of Assets”) and a schedule listing all of its Obligations as of the Closing Date to be assumed by the Acquiring Fund (“Schedule of Obligations”).

4.	CLOSING AND CLOSING DATE.

4.1	The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree; provided, however, that the Closing Date shall be on or before April 30, 2018. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing may be held in person, by facsimile, email or such other communication means as the parties may agree.

4.2	On the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash, shall be delivered by the Target Fund to the Acquiring Fund’s custodian (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash shall be delivered by wire transfer to the Custodian. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund shall waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Custodian, such as brokers’ confirmation slips.

4.3	In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the New York Stock Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as may be mutually agreed upon by the parties.

4.4	At the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund’s shareholders and the number of outstanding shares of each class of the Target Fund owned by the Target Fund shareholder, and indicating the number, if any, of such shares represented by an outstanding share certificate, all as of the Effective Time. On the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Closing Date or as soon as practicable thereafter, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund’s shareholders as provided in paragraph 2.3.

4.5	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5.	REPRESENTATIONS AND WARRANTIES.

5.1	The Target Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is a series of the Target Company that is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The Target Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (“SEC”) as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Target Company and the 1940 Act;

(c)	The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	Other than any Service Provider Liabilities (as defined in paragraph 9.5) that may be paid after the Closing Date and any blue sky termination fees to be disclosed to the Acquiring Fund prior to Closing, the Target Fund has no material contracts or other commitments (other than this Agreement) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;;

(e)	Except as has been disclosed in writing to the Acquiring Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of the Target Fund’s knowledge, without any special investigation or inquiry, threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the SEC or furnished to the Acquiring Fund, fairly reflect, in all material respects, the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied to the extent applicable to such report. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year and listed on the Schedule of Obligations provided by the Target Fund to the Acquiring Fund pursuant to paragraph 3.2 on the Closing Date or as soon as practicable thereafter;

(g)	Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness (other than changes occurring in the ordinary course of business), except as disclosed in writing to the Acquiring Fund as provided in paragraph 15. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions and changes in estimates of foreign capital gains payable shall be deemed to be in the ordinary course of business;

(h)	The Target Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and will continue to meet such requirements at all times through the Closing Date. In addition, the Target Fund has not since its inception been liable for, and is not liable for, any material income or excise tax pursuant to Code sections 852 or 4982 and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of subchapter M of the Code did not apply;

(i)	As of the Closing Date, all federal, state and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (including any properly and timely filed extensions of time to file) shall have been timely filed, and all federal, state and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All such returns and reports are accurate and complete as of the time of their filing, and accurately state the amount of tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. To the Target Fund’s knowledge, it is not currently under audit by the Internal Revenue Service or by any state or local tax authority and no assessment has been asserted with respect to any tax returns, dividend reporting forms or reports of the Target Fund required by law to be have been filed as of the date hereof. In addition, to the Target Fund’s knowledge, it has not had any material tax liability asserted against it by the Internal Revenue Service or by any state or local tax authority;

(j)	All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the directors of the Target Fund, and, upon approval thereof by the requisite vote of the shareholders of the Target Fund and due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 2.3;

(n)	The information provided by the Target Fund and its agents for use in the Registration Statement (as defined in paragraph 6.3) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except for consents and approvals to be received prior to the Effective Time as described in this Agreement;

(p)	On the Closing Date, except as previously disclosed at least 15 business days prior to the Closing Date and accepted by the Acquiring Trust, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof other than restrictions as might arise under the 1933 Act, except as disclosed in writing to the Acquiring Fund as provided in paragraph 15;

(q)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r)	The Target Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Date (other than debts, obligations and duties under this Agreement that do not arise until after the Closing Date, and debts, obligations and duties under investment contracts, including, without limitation, options, futures, forward contracts, and swap agreements, that do not expire until after the Closing Date);

(s)	The Target Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(t)	The due diligence materials of the Target Fund made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the letter from the Acquiring Fund to Silk Invest dated October 4, 2017 (the “Acquiring Fund Request Letter”), as they relate to the Target Fund, are true and correct in all material respects and contain no material misstatements or omissions;

(u)	The Target Fund incurred the Obligations, which are associated with the assets of the Target Fund, in the ordinary course of its business; and

(v)	Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, Government securities and securities of other “regulated investment companies”) is invested in the stock and securities of any one issuer, and not more than 50% of the value of the assets is invested in the stock and securities of five or fewer issuers.

5.2	The Acquiring Fund represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Fund is a series of the Acquiring Company that is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Acquiring Company and the 1940 Act;

(c)

The Registration Statement and the Acquiring Fund Prospectus will, as of the Closing Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or threatened by the SEC. The Registration Statement will, as of the effective date thereof, the date of the Shareholders’ Meeting (as defined in paragraph 6.2), and the Closing Date, (i)

conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except with respect to information provided by the Target Fund, Silk Invest, Frontegra or their agents for use in the Registration Statement. The Acquiring Fund Prospectus will, as of the effective date thereof and the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act, 1934 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except with respect to information provided by the Target Fund, Silk Invest, Frontegra or their agents for use in the Acquiring Fund Prospectus. In addition, there are no material contracts to which the Acquiring Fund is a party and that are required to be disclosed under the federal securities laws or regulations thereof that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e)	Except as has been disclosed in writing to the Target Fund as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of the Acquiring Fund’s knowledge, without any special investigation or inquiry, threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby;

(f)	The Acquiring Fund was established by the trustees of the Acquiring Company in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a “regulated investment company” and until such time will take all reasonable and customary steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code, and that the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a regulated investment company from and after the Closing Date;

(g)	As of the Closing Date, the Acquiring Fund shall not have been required to have filed any federal, state or other tax returns or reports. To the Acquiring Fund’s knowledge, it has not had any tax liability asserted against it by the Internal Revenue Service or by any state or local tax authority;

(h)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(i)	The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(j)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except for consents and approvals to be received prior to the Effective Time as described in this Agreement;

(k)	The Acquiring Fund is, and will be at the Closing Date, a new series of the Acquiring Company created within the last twelve (12) months, without assets or liabilities, formed for the sole purpose of receiving the assets, and assuming the Obligations of, the Target Fund in connection with the reorganization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). Accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements, or issued any shares except those issued in a private placement to an affiliate of the Acquiring Fund to secure any required initial shareholder approvals. Immediately following the reorganization contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the shareholders of the Target Fund as of the Closing;

(l)	The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m)	The Acquiring Fund Prospectus does and will, as of the Closing Date, (i) conform in all material respects to the applicable requirements of the 1933 Act and 1940 Act and the rules and regulations of the SEC thereunder, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)	The due diligence materials of the Acquiring Fund made available to the Target Fund, its board of trustees and its legal counsel in response to the letter from Godfrey & Kahn, S.C. to the Acquiring Company and Silk Invest dated October 18, 2017 (the “Target Fund Request Letter”), as they relate to the Acquiring Trust and the Acquiring Fund, are true and correct in all material respects and contain no material misstatements or omissions.

5.3	Silk Invest represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	Silk Invest is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

(b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Silk Invest, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Silk Invest enforceable against Silk Invest in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The due diligence materials made available to the Target Fund, its board of directors and its legal counsel in response to the Target Fund Request Letter, as they relate to Silk Invest, are true and correct in all material respects and contain no material misstatements or omissions;

(d)	The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the Acquiring Fund Request Letter, as they relate to Silk Invest, are true and correct in all material respects and contain no material misstatements or omissions;

(e)	The information provided by Silk Invest and its agents for use in the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

(f)	The information provided by Silk Invest and its agents for use in the Acquiring Fund Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto; and

(g)

Except as has been disclosed in writing to all the other parties as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of Silk Invest’s knowledge, without any special investigation or inquiry, threatened as to Silk Invest, any of its properties or assets, or any person whom Silk Invest may be obligated to indemnify in connection with such litigation, proceeding or investigation, and Silk Invest is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to fulfill its obligations under this Agreement.

(h)	Silk has paid or will pay the Reorganization Expenses (as defined in paragraph 10.2).

(i)	Silk is not paying Frontegra any compensation or other benefit in connection with the Reorganization for purposes of Section 15(f) under the 1940 Act.

5.4	Frontegra represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	Frontegra is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Frontegra, and, upon due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Frontegra enforceable against Frontegra in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The due diligence materials made available to the Target Fund, its board of directors and its legal counsel in response to the Target Fund Request Letter, as they relate to Frontegra, are true and correct in all material respects and contain no material misstatements or omissions;

(d)	The due diligence materials made available to the Acquiring Fund, its board of trustees and its legal counsel in response to the Acquiring Fund Request Letter are true and correct in all material respects and contain no material misstatements or omissions;

(e)	The information provided by Frontegra and its agents for use in the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply with federal securities and other laws and regulations as applicable thereto;

(f)

Except as has been disclosed in writing to all the other parties as provided in paragraph 15, no litigation or administrative proceeding or investigation of or before any court, arbitrator or governmental body is presently pending or, to the best of Frontegra’s knowledge, without any special investigation or inquiry, threatened as to Frontegra, any of its properties or assets, or any person whom Frontegra may be obligated to indemnify in connection with such litigation, proceeding or investigation, and Frontegra is not a party to or subject to the provisions of any order, decree or judgment of any court, arbitrator or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to fulfill its obligations under this Agreement; and

(g)	Frontegra is not receiving any compensation or other benefit in connection with the Reorganization for purposes of Section 15(f) under the 1940 Act.

(h)	Frontegra has paid or will pay the Reorganization Expenses (as defined in paragraph 10.2) to the extent applicable.

6.	COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1	The Target Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions. The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations).

6.2	The Target Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby (the “Shareholders’ Meeting”), all in compliance with the Target Fund’s governing documents and the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.3	In connection with the Shareholders’ Meeting, and in reliance on information provided by the Target Fund, Silk Invest, Frontegra and their agents, the Acquiring Fund will prepare a registration statement on Form N-14 (the “Registration Statement”) in connection with such meeting, to be distributed to the Target Fund’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

6.4	Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.5	The Acquiring Fund will use all reasonable and customary efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as are required in order to commence its operations on or before the Closing Date and continue its operations thereafter, including filings and approvals under state securities or “Blue Sky” laws of the states in which Target Fund shareholders are residents.

6.6	It is the intention of the parties that the reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

6.7	Notwithstanding anything to the contrary in this Agreement, any reporting responsibility of the Target Fund and the Target Company, on behalf of the Target Fund, for periods ending on or prior to the Closing Date (whether due before or after the Closing Date) is and shall remain the responsibility of the Target Fund or the Target Company, as applicable, except as otherwise is mutually agreed by the parties.

6.8	Any tax returns of the Target Fund for the taxable year including the Closing Date shall be the responsibility of the Acquiring Fund.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund, Silk Invest and Frontegra of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, assuming all Obligations in accordance with paragraph 2.1(b), issuing and delivering Acquisition Shares to the Target Fund in accordance with paragraph 2.1(c), and delivering to the Target Fund in a complete and accurate form all of the information to be provided to the Target Fund in accordance with paragraph 4.4.

7.2	The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into an investment advisory agreement and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the board of trustees of the Acquiring Fund and, to the extent required by law (as interpreted by SEC staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of any party to the contract, plan or agreement, and by the Acquiring Fund’s initial shareholder.

7.3	The Acquiring Company, on behalf of the Acquiring Fund, shall have entered into an expense limitation agreement with Silk Invest, the terms of which are consistent with those described in the Registration Statement.

7.4	The Board of Trustees of the Acquiring Company shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund, Silk Invest and Frontegra of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1	The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, including, without limitation, transferring and delivering to the Acquiring Fund all of the Target Fund’s assets in accordance with paragraph 2.1(a), and delivering to the Acquiring Fund in a complete and accurate form all of the information to be provided to the Acquiring Fund in accordance with paragraph 4.4;

8.2	The Target Fund shall have furnished to the Acquiring Fund a certificate signed by an officer of the Target Fund as to the adjusted tax basis in the hands of the Target Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund, including but not limited to information necessary for purposes of determining fund distributions or preparing any tax returns, reports and information returns required by law to be filed by the Acquiring Fund after the Closing Date. The Target Fund will provide all necessary information to and will otherwise reasonably cooperate with the Acquiring Fund in connection with such Acquiring Fund’s: (i) preparation and filing of such returns, reports and information returns for the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund, and (ii) declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions in respect of the Acquiring Fund’s taxable year that includes the Closing Date and any prior taxable years of the Target Fund of an amount or amounts sufficient for the Target Fund or Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level taxes for any such taxable year. Such information shall be provided on the Closing Date or as soon as reasonably practicable thereafter.

8.3	The Board of Directors of the Target Company shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund shareholders approve the Agreement.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the Shareholders’ Meeting.

9.2	On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed, in good faith, necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.4	The Target Fund and the Acquiring Fund shall have received a favorable opinion of Thompson Hine LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(a)	The Acquiring Fund’s acquisition of the assets of the Target Fund in exchange solely for the Acquisition Shares and the Acquiring Fund’s assumption of the Obligations, followed by the Target Fund’s distribution of the Acquisition Shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Obligations;

(c)	Under Section 361 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the Obligations or upon the distribution (whether actual or constructive) of the Acquisition Shares to the Target Fund shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund;

(d)	Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquisition Shares in complete liquidation of the Target Fund pursuant to the reorganization;

(e)	Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the reorganization will be the same as the aggregate adjusted tax basis of the Target Fund shares held by such shareholder immediately prior to the reorganization;

(f)	Under Section 1223(1) of the Code, the holding period of the Acquisition Shares received by each Target Fund shareholder in the reorganization will include the period during which shares of the Target Fund exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the reorganization);

(g)	Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the reorganization;

(h)	Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund; and

(i)	The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-l(a)(2), the Acquiring Fund will be treated for purposes of Section 381 of the Code just as the Target Fund would have been treated if there had been no reorganization, and the taxable year of the Target Fund will not end on the date of the reorganization merely because of the closing of the reorganization.

Such opinion will be based on certain factual certifications requested by Thompson Hine LLP and made by officers of the Target Fund and the Acquiring Fund, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.5	The Target Fund shall have paid, or established an accrual in an amount sufficient in its reasonable discretion for the payment of, all known liabilities of the Target Fund to its service providers, including, without limitation, the Target Fund’s distributor, administrator, transfer agent, legal counsel, custodian, sub-custodians, pricing services, foreign tax guarantors and auditor (“Service Provider Liabilities”), and Silk Invest and Frontegra shall have paid any Service Provider Liabilities that they have agreed to bear on behalf of the Target Fund.

9.6

Silk Invest shall have delivered to the Target Fund and the Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Target Fund and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Silk Invest made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Silk Invest has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

9.7	Frontegra shall have delivered to the Target Fund and the Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Target Fund and the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Frontegra made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Frontegra has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

9.8	At any time prior to the Closing, any of the foregoing conditions of this Agreement (except for Sections 7.4, 8.4, 9.1,9.4 and 9.8) may be waived jointly by the board of directors or board of trustees of each of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10.	FINDER FEES AND EXPENSES.

10.1	Each of the Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2	All costs, fees and expenses incurred in connection with the transactions contemplated herein, whether or not consummated (the “Reorganization Expenses”) shall be borne by Silk Invest, except as otherwise provided below. Reorganization Expenses shall include, without limitation (i) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund Prospectus supplements, and printing and distributing the Acquiring Fund Prospectus and the Registration Statement, (ii) legal and accounting fees of the Acquiring Fund and the Target Fund related to the reorganization, (iii) transfer agent and custodian conversion costs, (iv) costs of retaining a proxy tabulator, including any costs associated with obtaining beneficial ownership information, (v) transfer taxes for foreign securities, if any, (vi) proxy solicitation costs, if any, (vii) any state Blue Sky fees, (viii) expenses of holding the Shareholders’ Meeting (including any adjournments thereof), and (ix) costs of terminating the Target Fund. In the case new accounts are needed in connection with the Reorganization and costs are incurred, Silk Invest will reimburse the Acquiring Fund and the Target Fund shareholders for any associated charges. In addition, Silk Invest will reimburse the Acquiring Fund for any brokerage commissions and foreign capital gain tax liabilities incurred in connection with the liquidation of any securities that cannot be transferred to the Acquiring Fund due to foreign market restrictions and which necessitate the Acquiring Fund to repurchase such positions.

Notwithstanding the foregoing, (a) any costs of legal counsel to the Target Fund related to the reorganization in excess of $40,000 and (b) any conversion costs imposed by existing service providers of the Target Fund in connection with the reorganization in excess of $10,000 shall be borne by Frontegra.

All such costs, fees and expenses so borne and paid by Silk Invest or Frontegra, as applicable, shall be solely and directly related to the transactions contemplated by this Agreement and shall be paid directly by Silk Invest to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Rul. 73-54, 1973-1 C.B. 187. For the avoidance of doubt, neither the Target Fund nor the Acquiring Fund will bear any costs, fees or expenses relating to the transactions contemplated herein. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code.

11.	INDEMNIFICATION

11.1	Silk Invest agrees to indemnify and hold harmless (a) the Target Fund and the Target Company’s directors and officers and (b) the Acquiring Fund and the Acquiring Trust’s trustees and officers (collectively, the “Silk Indemnitees”) from and against any and all losses, claims, damages, liabilities or expenses (including the payment of reasonable legal fees and reasonable costs of investigation) (individually, a “Loss” and collectively, “Losses”) that the Silk Indemnitees may become subject, insofar as any such Loss arises out of or is based on any breach by Silk or the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.2	Frontegra agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Trust’s trustees and officers from and against any and all Losses to which the Acquiring Fund or any of the Acquiring Trust’s trustees or officers may become subject, insofar as any such Loss arises out of or is based on any breach by Frontegra of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

11.3	The Acquiring Trust, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Fund and the Target Company’s directors and officers from and against any and all Losses to which the Target Fund or any of the Target Company’s directors or officers may become subject, insofar as any such Loss arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement. These indemnification obligations shall survive the consummation of the transactions contemplated hereunder.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1	Except with respect to the Non-Disclosure Agreement between the Frontegra, Frontegra Strategies, LLC, the Target Company, Ultimus Fund Solutions, LLC and the Acquiring Company dated October 11, 2017, the Target Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION.

13.1	This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	of a material breach by Silk Invest or Frontegra of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(c)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(d)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(d) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

13.2	If the transactions contemplated by this Agreement have not been substantially completed by April 30, 2018, this Agreement shall automatically terminate on that date unless a later date is agreed to in writing by both the Target Fund and the Acquiring Fund.

13.3	If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation indirect or consequential damages, absent willful default or fraud.

14.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15.	NOTICES.

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Company:

Frontier Funds, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

Attention: President

With a copy (which shall not constitute notice) to:

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Attention: Ellen R. Drought, Esquire

To the Acquiring Company:

Unified Series Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Attention: President

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

Attention: Donald J. Mendelsohn, Esquire

To Silk Invest:

Silk Invest Limited

78 Cannon Street

London, EC4N 6HL

United Kingdom

Attention:

To Frontegra:

Frontegra Asset Management, Inc.

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062

Attention: President

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

16.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

16.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

16.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Ohio, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5	Notice is hereby given that this Agreement is executed and delivered by the Target Company’s directors and/or officers solely in their capacities as directors or officers, and not individually, and that the Target Company’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series of the Target Company other than the Target Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Target Fund (“Target Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Target Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Target Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Acquiring Company or to its directors, officers, or shareholders.

16.6	Notice is hereby given that this Agreement is executed and delivered by the Acquiring Company’s trustees and/or officers solely in their capacities as trustees or officers, and not individually, and that the Acquiring Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series of the Acquiring Company other than the Acquiring Fund but are only binding on and enforceable against the property attributable to and held for the benefit of the Acquiring Fund (“Acquiring Fund’s Property”) and not the property attributable to and held for the benefit of any other series of the Acquiring Company. Any party hereunder, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Acquiring Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Acquiring Company or to its trustees, officers, or shareholders.

16.7	Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent any party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise each other party prior to such issuance.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

FRONTIER FUNDS, INC.
On behalf of the Target Fund thereof identified on Exhibit A
Attested by:

Name:	By:
	Name:	William D. Forsyth III
	Title:	President

UNIFIED SERIES Trust
On behalf of the Acquiring Fund thereof identified on Exhibit A
Attested by:

Name:	By:
	Name:	David R. Carson
	Title:	President

SILK INVEST LIMITED
Solely for purposes of Paragraphs 5.3, 9.5, 9.6 and 11 of the Agreement
Attested by:

Name:	By:
Name:
Title:

FRONTEGRA ASSET MANAGEMENT, INC.
Solely for purposes of Paragraphs 5.4, 9.5, 9.7, 10.2 and 11 of the Agreement
Attested by:

Name:	By:
	Name:	William D. Forsyth III
	Title:	President

EXHIBIT A

Target Company	Target Fund	Acquiring Company	Acquiring Fund
Frontier Funds, Inc.	Frontier Silk Invest New Horizons Fund	Unified Series Trust	Silk Invest New Horizons Frontier Fund

Share Class Mapping

Target Fund Share Class	Acquiring Fund Share Class

Institutional Class Shares	Institutional Class Shares

Service Class Shares	Service Class Shares

APPENDIX B

COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

Set forth below is a discussion of the fundamental investment policies of the Existing Fund and the New Fund. For purposes of this discussion, a “fundamental” investment policy is one that may not be changed with respect to a fund without approval by the holders of a majority of the outstanding shares of that fund, as that term is defined in the 1940 Act.

Policy	Existing Fund	New Fund	Comparison

1. Investment Company Diversification	May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	N/A	The New Fund does not have a corresponding fundamental policy. However, the New Fund’s diversification status may not be changed, except by vote of shareholders, because the New Fund will be organized as a diversified investment company.

2. Borrowing	May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). The Fund may also borrow money from other Frontier Funds or other persons to the extent permitted by applicable law.	The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.	Unlike the Existing Fund, the New Fund does not permit borrowing from or between other funds in the Trust. The Funds’ limitations with respect to borrowing are otherwise substantially identical.

3. Senior Securities	May not issue senior securities, except as permitted under the 1940 Act.	The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	The Funds’ limitations with respect to senior securities are substantially identical.

4. Underwriting	May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	The Funds’ limitations with respect to underwriting are substantially identical.

5. Commodities	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Unlike the Existing Fund, the New Fund’s policy is broader because it specifically permits the New Fund to invest in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

The Funds’ limitations with respect to commodities are otherwise substantially identical.

6. Loans	May not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.	The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The restrictions relating to loans by the Existing Fund and the New Fund are substantially similar. The Existing Fund expressly limits any loans to other persons if 33 1/3% of its total assets are lent. Although the New Fund has not adopted a policy that expressly limits loans to other persons, it is nonetheless limited by the requirements of the 1940 Act, the rules and regulations thereunder, and SEC staff guidance, with the same 33 1/3% limit as the Existing Fund.

7. Concentration	May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. This policy does not apply to securities in which the Fund may invest that are issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions.	The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	The Funds’ limitations with respect to concentration are substantially identical.

8. Real Estate	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).	The Funds’ limitations with respect to real estate are substantially identical.

9. Single Open-End Management Investment Company	May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.	N/A	The New Fund does not have a corresponding fundamental policy, nor does it have a substantially similar non-fundamental policy related to investment in a single open-end management investment company.The New Fund is, however, permitted to make such an investment to the extent permitted by the 1940 Act.

10. Investment Objective	May not change its investment objective without shareholder approval.	The Board of Trustees of the New Fund may change the investment objective of the New Fund upon 60 days’ notice to shareholders.	The New Fund’s policy with respect to its investment objective is more flexible than that of the Existing Fund. However, shareholders will be provided 60 days’ notice in advance of any change.

11. General	With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.	With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 2 above.	The Funds’ general limitations are substantially identical.

APPENDIX C

FINANCIAL HIGHLIGHTS

Frontier Silk Invest New Horizons Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
Net Asset Value, Beginning of Period	Period Ended June 30, 2017(1)		Period Ended October 31, 2016(2)
	$9.40		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.04
Net realized and unrealized gain (loss) on investments	1.32		(0.64)

Total Income (Loss) from Investment Operations	1.46		(0.60)

LESS DISTRIBUTIONS:
From net investment income	(0.03)		—

Total Distributions	(0.03)		—

Net Asset Value, End of Period	$10.83		$9.40

Total Return	15.56	%(3)	(6.00	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$36,504		$29,376
Ratio of expenses to average net assets
Before waivers and reimbursements	2.21	%(4)	2.27	%(4)
Net of waivers and reimbursements	1.85	%(4)	1.85	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.93	%(4)	0.66	%(4)
Net of waivers and reimbursements	2.29	%(4)	1.08	%(4)
Portfolio turnover rate(5)	25	%(3)	15	%(3)

(1)	Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.
(2)	Commenced operations on May 25, 2016.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Frontier Silk Invest New Horizons Fund

FINANCIAL HIGHLIGHTS

	Service Class
Net Asset Value, Beginning of Period	Period Ended June 30, 2017(1)		Period Ended October 31, 2016(2)
	$9.40		$10.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	(3)	0.03
Net realized and unrealized gain (loss) on investments	1.30		(0.65)

Total Income (Loss) from Investment Operations	1.45		(0.62)

LESS DISTRIBUTIONS:
From net investment income	(0.02)		—

Total Distributions	(0.02)		—

Net Asset Value, End of Period	$10.83		$9.40

Total Return	15.51	%(4)	(6.19	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$19,849		$13,681
Ratio of expenses to average net assets
Before waivers and reimbursements	2.32	%(5)	2.35	%(5)
Net of waivers and reimbursements	1.95	%(5)	1.95	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.93	%(5)	0.73	%(5)
Net of waivers and reimbursements	2.30	%(5)	1.13	%(5)
Portfolio turnover rate(6)	25	%(4)	15	%(4)

(1)	Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.
(2)	Commenced operations on May 27, 2016.
(3)	Per share net investment income has been calculated using the daily average share method.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

PART B

STATEMENT OF ADDITIONAL INFORMATION

[February 26], 2018

UNIFIED SERIES TRUST

225 Pictoria Drive, Suite 240

Cincinnati, Ohio 45246

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated [February 26], 2018 for the special meeting of shareholders of Frontier Funds, Inc. (the “Company”) with respect to Frontier Silk Invest New Horizons Fund (the “Existing Fund”) to be held on [March 29], 2018. At the special meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Plan”), between the Trust and Unified Series Trust (the “UST”) on behalf of Silk Invest New Horizons Frontier Fund (the “New Fund”). Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by calling 1-888-305-0856. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Prospectus and Statement of Additional Information dated October 31, 2017, as supplemented December 18, 2017. The audited financial statements and related independent registered public accountants’ report for the Trust contained in the Annual Report to Shareholders for the fiscal year ending June 30, 2017 are incorporated herein by reference.

Further information about the New Fund is contained in and incorporated by reference to a preliminary Prospectus and Statement of Additional Information (“SAI”) dated December 18, 2017, which was filed with the SEC on December 18, 2017. Copies are available upon request and without charge by calling 1-800-797-9745. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

PRO FORMA FINANCIAL INFORMATION	90
PART C	92

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Existing Fund as of June 30, 2017, using the fees and expenses information based on the fiscal year ended June 30, 2017 for the Existing Fund. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Existing Fund, which are available in their Annual and Semi-Annual Shareholder Reports. The Existing Fund will be reorganized into the New Fund, which is a newly organized shell fund with no assets and liabilities and will commence investment operations upon completion of the Reorganization.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Existing Fund into the New Fund pursuant to the Plan as if the Reorganization had occurred on June 30, 2017.

Existing Fund	New Fund
Frontier Silk Invest New Horizons Fund	Silk Invest New Horizons Frontier Fund *

*	Newly organized shell fund.

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the New Fund or its shareholders as a direct result of the Reorganization. The Existing Fund and the New Fund are each series of a registered open-end management investment company. The Reorganization would be accomplished by the transfer of all of the assets and all of the liabilities of the applicable Existing Fund to the New Fund in exchange for shares of the New Fund and the distribution of such shares to the shareholders of the Existing Fund, in complete liquidation of the Existing Fund followed by the termination of the Existing Fund. The table below shows the shares that Existing Fund shareholders would have received had the Reorganization occurred on June 30, 2017.

Share Class	Shares of New Fund Pre-Reorganization		Shares Issued in Reorganization	Total Pro Forma Outstanding Shares Post- Reorganization
Service Class	0	*	1,832,106	1,832,106
Institutional Class	0	*	3,369,752	3,369,752

*	Newly organized shell fund.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Existing Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the New Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Frontier Silk Invest New Horizons Fund (the Existing Fund)	$56,352,723	06/30/2017
Silk Invest New Horizons Frontier Fund (the New Fund)*	$—	$—

*	Newly organized shell fund.

Note 3—Pro Forma Expense Adjustments

No significant accounting policies will change because of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any contracts of the New Fund are expected because of the Reorganization.

Note 4—Portfolio Repositioning

The New Fund is a newly organized shell fund with no assets other than a single seed share necessary to facilitate its formation and no liabilities that will commence investment operations upon completion of the Reorganization. Prior to the Reorganization, it is estimated that the Existing Fund will not sell any of its securities.

Note 5—Reorganization Costs

SIL has agreed to pay all of the expenses related to the Reorganization with the exception of certain costs Frontegra and Ultimus Fund Solutions, LLC, the New Fund’s administrator, have agreed to pay. Neither the Existing Fund nor the New Fund will bear any costs relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the New Fund’s Registration Statement and printing and distribution of the Combined Proxy Statement and Prospectus, legal fees, accounting fees, proxy tabulation expenses and other expenses of holding the special meeting.

Note 6—Accounting Survivor

The Existing Fund will be the accounting survivor of the Reorganization. The surviving fund will have the same portfolio managers, portfolio composition, and investment objective, and substantially similar investment policies and limitations as the New Fund.

PART C

Item 15. Indemnification

Article VI, Section 6.3 of the Declaration of Trust of UST, an Ohio business trust, provides that:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability; provided that, in the event the Trust shall consist of more than one Series, Shareholders of a particular Series who are faced with claims or liabilities solely by reason of their status as Shareholders of that Series shall be limited to the assets of that Series for recovery of such loss and related expenses. The rights accruing to a Shareholder under this Section 6.3 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Article VI, Section 6.4 of the Declaration of Trust of UST, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 16. Exhibits

1.	Articles of Incorporation

(a)	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(b)	Amendment No. 28 to Agreement and Declaration of Trust as filed with the State of Ohio on December 18, 2017 – Filed with Registrant’s registration statement on Form N-1A dated December 18, 2017 and incorporated herein by reference.

2.	By-laws adopted. As of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

3.	Voting Trust Agreement. None.

4.	Plan of Reorganization. Form of Plan of Reorganization of Silk Invest New Horizons Frontier Fund – Filed herewith.

5.	Instruments Defining Rights of Security Holders – Filed with Registrant’s initial Registration Statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

6.	Investment Advisory Contracts.

(a)	Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

(b) (1)	Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(2)	Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund for the period ending January 31, 2018 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(c)	Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

(d) (1)	Copy of Registrant’s Amended and Restated Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

(2)	Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for period ending January 31, 2018 – Filed Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(e) (1)	Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(2)	Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund and the Symons Concentrated Small Cap Value Institutional Fund for the period ended March 31, 2022 – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2017 and incorporated herein by reference.

(f) (1)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

(2)	Copy of Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

(3)	Copy of Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund for the period ended July 31, 2018. – Filed with Registrant’s registration statement on Form N-1A dated July 29, 2017 and incorporated herein by reference.

(g)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

(h)	Copy of amended Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

(i)	Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(j)	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

(k) (1)	Copy of Registrant’s Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

(2)	Copy of Subadvisory Agreement between Spouting Rock Fund Management and Convex Capital Management LLC with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N- 1A dated October 31, 2014 and incorporated herein by reference.

(3)	Copy of Side Letter Agreement with Spouting Rock Fund Management regarding fee waiver and expense reimbursement with respect to the Spouting Rock/Convex Dynamic Global Macro Fund for the period ending January 31, 2018 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference

(l)	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2014 and incorporated herein by reference.

(m) (1)	Copy of Registrant’s Management Agreement with Iron Financial, LLC with regard to the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

(2)	Copy of Side Letter Agreement with Iron Financial, LLC regarding fee waiver and expense reimbursement with respect to the Iron Equity Premium Income Fund for the period ending January 31, 2018 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(n) (1)	Copy of Registrant’s Management Agreement with Miles Capital, Inc. with regard to the Miles Capital Alternatives Advantage Fund –Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(2)	Copy of Operating Expense Limitation Agreement with Miles Capital, Inc. regarding fee waiver and expense reimbursement with respect to the Miles Capital Alternatives Advantage Fund for the period ending April 30, 2018 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

(o) (1)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(2)	Copy of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with the Registrant’s registration statement Form N-1A dated December 29, 2017, and incorporated herein by reference.

(p) (1)	Form of Registrant’s Management Agreement with Selective Wealth Management, LLC regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

(2)	Form of Amendment to Management Agreement with Selective Wealth Management, LLC regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2017 and incorporated herein by reference.

(q)	Copy of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, for the period ending April 30, 2018 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

(r) (1)	Form of Registrant’s Management Agreement with Essex Investment Management Company, LLC with regard to the Essex Environmental Opportunities Fund – with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(2)	Form of Operating Expense Limitation Agreement with Essex Investment Management Company, LLC regarding fee waiver and expense reimbursement with respect to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(s) (1)	Form of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

(2)	Copy of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund for the period ending April 30, 2021—Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

(t) (a)	Form of Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

(b)	Form of Operating Expense Limitation Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

7.	Underwriting Contracts.

(a)	Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(b)	Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

(c)	Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2016 and incorporated herein by reference.

(d)	Copy of Distribution Agreement among Registrant, SBAuer Funds, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

(e)	Copy of Distribution Agreement among Registrant, Symons Capital Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

(f)	Copy of Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC, approved November 14, 2016 – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

(g)	Copy of Distribution Agreement among Registrant, Spouting Rock Fund Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(h)	Copy of Distribution Agreement among Registrant, Financial Counselors, Inc. and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(i)	Copy of Distribution Agreement among Registrant, Pekin Singer Strauss Asset Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(j)	Copy of Distribution Agreement among Registrant, Iron Financial, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(k)	Copy of Distribution Agreement among Registrant, Dean Investment Associates, LLC and Unified Financial Securities, LLC, approved December 4, 2015—Filed with Registrant’s registration statement on Form N-1A dated July 28, 2017 and incorporated herein by reference.

8.	Bonus or Profit Sharing Contracts. None.

9.	Custodian Agreements.

(a)	Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(b) (1)	Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(2)	Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

(3)	Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant to include Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

(c)	Copy of Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

10.	Rule 12b-1 Plans.

(a)	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

(b)	Copy of Rule 12b-1 Distribution Plan for FCI Value Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(c)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(d)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(e)	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

Copy of Rule 12b-1 Distribution Plan with respect to the Advisor Class Shares of the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

(f)	Copy of Rule 12b-1 Distribution Plan with respect to the Class C Shares of the Crawford Dividend Opportunity Fund and the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

(g)	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Equity Premium Income Fund. Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

(h)	Copy of Rule 12b-1 Distribution Plan with respect to the Class N Shares of the Miles Capital Alternatives Advantage Fund. Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

(i)	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

11.	Legal Opinion and Consent.

Legal opinion and consent: Legal opinion and consent of Thompson Hine LLP – Filed herewith.

12.	Legal Opinion and Consent as to Tax Matters.

Form of legal opinion and consent as to tax matters – Filed herewith.

13.	Other Material Contracts.

(a)	Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(b)	Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(c)	Third Amendment to Mutual Fund Services Agreement between Registrant and Huntington Asset Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

(d)	Compliance Services Agreement between Registrant and Buttonwood Compliance Partners, LLC – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

(e)	Registrant’s Investor Class Administrative Services Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(f)	Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(g)	Revolving Credit Agreement between the Registrant and The Huntington National Bank – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2013 and incorporated herein by reference.

(h)	Registrant’s Advisor Class Administrative Services Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(i)	Registrant’s Investor Class Administration Plan for the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(j)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(k)	Registrant’s Service Class Administrative Services Plan for the Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment.

14.	Other Opinions. Consent of Independent Registered Public Accounting Firm—Filed herewith.

15.	Omitted Financial Statements. None.

16.	Powers of Attorney. None.

17.	Regulatory Documents.

(a)	Prospectus and Statement of Additional Information of Frontier Silk Invest New Horizons Fund, as supplemented December 18, 2017 – Incorporated herein by reference to Post-Effective Amendment No. 107 to the Fund’s Registration Statement on Form N-1A (File Nos. 333-07305 and 811-07685), filed with the SEC on October 30, 2017 and 497 filing with the SEC on December 18, 2017.

(b)	Annual Report of Frontier Silk Invest New Horizons Fund – Incorporated herein by reference to the Annual Report to Shareholders for its fiscal year ended June 30, 2017, filed on Form N-CSR (File No. 811-07685) with the SEC on August 28, 2017.

(c)	Preliminary Prospectus and Statement of Additional Information of Silk Invest New Horizons Frontier Fund – Incorporated by reference to Post-Effective Amendment no. 401 to the Registration Statement on Form N-1A (File Nos. 333-100654 and 811-21237), filed with the SEC on December 18, 2017.

(d)	Prospectus and Statement of Additional Information of Silk Invest New Horizons Frontier Fund will be filed by subsequent amendment (File Nos. 333-100654).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933 this registration statement has been signed on behalf of the Registrant, in the City of Cincinnati and the State of Ohio, on January 23, 2018.

UNIFIED SERIES TRUST

By:	/s/ David R. Carson*
David R. Carson, President

Attest:

By: /s/ Zachary Richmond*
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson Dave Carson	President	January 23, 2018

/s/ Zachary Richmond Zachary Richmond	Treasurer and CFO	January 23, 2018

/s/ Daniel Condon Daniel Condon	Trustee	January 23, 2018

/s/ Gary E. Hippenstiel Gary E. Hippenstiel	Trustee	January 23, 2018

/s/ Stephen Little Stephen Little	Trustee	January 23, 2018

/s/ Ronald Tritschler Ronald Tritschler	Trustee	January 23, 2018

/s/ Nancy V. Kelly Nancy V. Kelly	Trustee	January 23, 2018

/s/ Kenneth Grant Kenneth Grant	Trustee	January 23, 2018

EXHIBIT INDEX

Exhibit Number	Description

(4)	Plan of Reorganization

(11)	Opinion and Consent of Counsel

(12)	Form of legal opinion and consent as to tax matters

(14)	Consent of Independent Registered Public Accounting Firm